As filed with the Securities and Exchange Commission on October 25, 2022

1933 Act File No. 333-267239

1940 Act File No. 811-23824

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

PRE-EFFECTIVE AMENDMENT NO. 1

POST-EFFECTIVE AMENDMENT NO. [    ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

AMENDMENT NO. 1

(CHECK APPROPRIATE BOX OR BOXES)

STONE RIDGE TRUST VIII

(REGISTRANT EXACT NAME AS SPECIFIED IN CHARTER)

510 MADISON AVENUE, 21ST FLOOR

NEW YORK, NEW YORK 10022

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(855) 609-3680

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

STONE RIDGE TRUST VIII

510 MADISON AVENUE, 21ST FLOOR

NEW YORK, NEW YORK 10022

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF COMMUNICATIONS TO:

Elizabeth J. Reza Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199	Gregory C. Davis Ropes & Gray LLP Three Embarcadero Center San Francisco, CA 94111

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[X]

Check box if any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ]

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ]

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

[ ]	when declared effective pursuant to section 8(c) of the Securities Act.

[ ]	immediately upon filing pursuant to paragraph (b)

[ ]	on (date) pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)

[ ]	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

[ ]	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ]

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration number of the earlier effective registration statement for the same offering is                 .

[ ]

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration number of the earlier effective registration statement for the same offering is                 .

[ ]

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration number of the earlier effective registration statement for the same offering is                 .

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[X]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[ ]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934.

[ ]

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	October 25, 2022

Prospectus Stone Ridge Trust VIII Stone Ridge Art Risk Premium Fund Common Shares

The Fund. Stone Ridge Art Risk Premium Fund (the “Fund”) is a closed-end management investment company that continuously offers its shares (“Shares”).

Investment Objective. The Fund’s investment objective is to seek capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategy. The Fund seeks to achieve its investment objective by investing, directly or indirectly, primarily in paintings, sculptures or other artistic objects (“Artwork” or “Artwork Investments”) from the Post-War and Contemporary collecting periods (each as described further below), as well as other collecting periods, created by artists that have an established track record of public auction sales (typically at least three years of public auction results). The Fund may invest to a significant extent in fractional interests in different Artwork through investments in entities sponsored by Masterworks.io, LLC or an affiliate (“Masterworks”) (a sponsor of an online Artwork investment platform), or other similar platforms, that own such Artwork or interests in such Artwork.

Investment Adviser. The Fund’s investment adviser is Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”). As of August 31, 2022, Stone Ridge and its affiliates had assets under management or custody of approximately $21 billion in aggregate.

•

The Fund’s Shares are not currently listed for trading on any national securities exchange, and the Fund may or may not list its Shares for trading on any national securities exchange in the future. Unless the Fund lists its Shares for trading on a national securities exchange, it is not expected that there will be any secondary market for the Fund’s Shares. Shares of closed-end investment companies that trade on a national securities exchange may trade at a discount from their net asset value (“NAV”) per Share.

•	An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term.

•

Even though the Fund will make quarterly repurchase offers for Shares during the time the Fund is an interval fund, even during such time, the Fund is not required to repurchase more than 5% of its outstanding Shares each quarter, so investors should consider Shares of the Fund to be an illiquid investment.

•	The Fund intends to invest in Artwork and, initially, will be reliant on Masterworks (as defined below) to source potential Artwork Investment opportunities.

•

Investments in Artwork are inherently speculative and are typically long-term investments. Investors should be prepared to hold their Shares for an indefinite period of time, as there can be no assurance that the Shares can ever be resold or that the Artwork Investments can ever be sold or that the sale of any Artwork Investment would occur at a price that would result in a profit for the Fund.

•

Buying and selling Artwork involves substantial transactional costs that could lead to losses for the Fund, particularly if the Fund is forced to sell Artwork at an inopportune time to meet liquidity needs.

•	The Fund does not plan to make any distributions other than the distributions described in the section titled “Distributions” below.

•

Distributions may be funded from offering proceeds, which may constitute a return of capital and reduce the amount of capital available for investment. See “Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its Shares.

An investment in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment. See “Investment Objective, Policies and Risks — Risk Considerations” below to read about the risks you should consider before buying Fund Shares, including the risk of leverage.

Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is [ ]

Interval Fund. The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers for Shares at NAV, subject to approval of the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”). The Fund has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV. Although the policy permits repurchase of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board. In compliance with its procedures, the Fund, to the extent possible, generally expects to hold at least 5% of net assets in cash or other liquid assets, which may be financed by short-term borrowings, during the repurchase offer window to meet its repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. The Fund’s Board has adopted a fundamental policy pursuant to which the Board may, upon the satisfaction of certain conditions, terminate the Fund’s status as a continuously offered interval fund and convert the Fund to a closed-end exchange-listed fund. For more information please see “Risks Related to a Conversion from a Continuously Offered Interval Fund to Exchange-Listed Fund” below. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders would only be able to have a portion of their Shares repurchased.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Fund’s Shares are not currently listed for trading on any national securities exchange, and while the Fund may list its Shares for trading on any national securities exchange in the future, there can be no assurance that it will do so. Shares of closed-end investment companies that trade on a national securities exchange may trade at a discount from their NAV per Share. Unless the Fund lists its Shares for trading on a national securities exchange, it is not expected that there will be any secondary market for the Fund’s Shares. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares during the time the Fund is an interval fund, even during such time, you should consider the Shares to be illiquid.

Simultaneous with the commencement of the Fund’s operations, SR Art Holdings LLC, an affiliate of Stone Ridge, is expected to either reorganize into the Fund or become a wholly-owned subsidiary of the Fund in accordance with applicable Commission staff no-action guidance. It is expected that at the time of such transition, SR Art Holdings LLC will have a net asset value of approximately $50 million. In addition, simultaneous with the commencement of the Fund’s operations, the Fund may accept various purchases in-kind of Fund shares from existing investors in companies formed by affiliates of Masterworks (as defined below) who originally invested through a private placement, which purchases would aggregate to approximately $50 million. The Fund anticipates having approximately $100 million in assets at launch from the above-mentioned transaction and these in-kind contributions, although there can be no assurances that such contributions will be made or will be made in these amounts.

The Fund has the power to borrow and may do so when Stone Ridge deems it appropriate, including to enhance the Fund’s returns and to meet repurchase requests that would otherwise result in the premature liquidation of investments. The Fund may use leverage in seeking to achieve its investment objective if the opportunity arises to obtain financing on attractive terms. Such borrowings are typically secured by investments held by the Fund. The Fund may also have exposure to leverage through investments in Artwork Issuers that in turn incur leverage on their investments. The Fund is not limited in the form or manner in which it may incur leverage. There can be no assurances that the Fund will obtain leverage on attractive terms or in the amounts it desires. The Fund’s use of leverage comes with inherent risks (see “Borrowing and Leverage Risk” below).

Investment in the Fund involves substantial risks. The Fund is generally sold to (i) institutional investors, including registered investment advisers (RIAs), that meet certain qualifications and have completed an educational program provided by the Adviser; (ii) clients of such institutional investors (as described in “How to Buy Shares” below); and (iii) Eligible Investors (as defined in “How to Buy Shares” below). The minimum initial account size is $15 million, subject to certain exceptions. See “Investment Minimums.” Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. Before investing in the Fund, an investor should read the discussion of the risks of investing in the Fund in “Investment Objective, Policies and Risks” below.

This prospectus sets forth concisely information you should know before investing in the Shares. You should read this prospectus carefully before deciding to invest in the Fund and you should retain it for future reference. A Statement of Additional Information dated [    ], as it may be amended, containing additional information about the Fund, has been filed with the Commission. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information, as well as material incorporated by reference into the Fund’s Registration Statement, annual and semi-annual reports to shareholders and other information regarding the Fund, may be obtained, once available, without charge by writing to the Fund, by calling (855) 609-3680, by visiting www.stoneridgefunds.com or from the EDGAR database on the Commission’s internet site (www.sec.gov). The Fund’s address is 510 Madison Avenue, 21st Floor, New York, NY 10022.

Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

An investor should not construe the contents of this prospectus as legal, tax or financial advice. You should consult your own professional advisors as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s Shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information. In particular, you should carefully read the risks of investing in the Fund’s Shares, as discussed under “Investment Objective, Policies and Risks—Risk Considerations.”

THE FUND

Stone Ridge Art Risk Premium Fund (the “Fund”) is a closed-end management investment company that continuously offers its shares (the “Shares”). The Fund is operated as an “interval fund” (as defined below). An investment in the Fund may not be appropriate for all investors.

Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is the Fund’s investment adviser.

Simultaneous with the commencement of the Fund’s operations, SR Art Holdings LLC, an affiliate of Stone Ridge, is expected to either reorganize into the Fund or become a wholly-owned subsidiary of the Fund in accordance with applicable Commission staff no-action guidance. It is expected that at the time of such transition, SR Art Holdings LLC will have a net asset value of approximately $50 million. In addition, simultaneous with the commencement of the Fund’s operations, the Fund may accept various purchases in-kind of Fund shares from existing investors in Masterworks (as defined below) products who originally invested through a private placement, which purchases would aggregate to approximately $50 million. The Fund anticipates having approximately $100 million in assets at launch from the above-mentioned transaction and these in-kind contributions, although there can be no assurances that such contributions will be made or will be made in these amounts.

The Offering

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per Share. The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends and other distributions by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser.

The Fund’s Shares are offered through ALPS Distributors, Inc. (the “Distributor”), as the exclusive distributor, on a best efforts basis. The minimum initial investment is $15 million, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. See “How to Buy Shares” below. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to shareholders, the Fund conducts periodic repurchase offers for a portion of its outstanding Shares.

Shares are offered to or through fiduciaries (such as registered investment advisers or retirement plans) or institutional investors, or to employees, directors and affiliates of the Fund or the Adviser.

Periodic Repurchase Offers

The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV. Although the policy permits repurchase of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The Fund makes quarterly repurchase offers in the months of [            ]. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to shareholders at least 21, and not more than 42, calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund’s Shares are not currently listed for trading on any national securities exchange, and the Fund may or may not list its Shares for trading on a national securities exchange in the future. Unless the Fund lists its Shares for trading on a national securities exchange, it is not expected that there will be any secondary market for the Fund’s Shares. Shares of closed-end investment companies that trade on a national securities exchange may trade at a discount from their NAV per Share. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Special Risk Considerations—Repurchase Offers Risk” below.

Investment Objective, Investment Strategy and Principal Investment Policies

The Fund’s investment objective is to seek capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its investment objective by investing, directly or indirectly, primarily in paintings, sculptures or other artistic objects (“Artwork” or “Artwork Investments”) from the Post-War and Contemporary collecting periods as well as other collecting periods created by artists that have an established track record of public auction sales (typically at least three years of public auction results). Post-War Artwork generally encompasses Artwork created during the period from 1945 until the late 1960s. Contemporary Artwork generally encompasses Artwork created from the late 1960s to today. The Fund takes a traditional view of art (e.g., paintings, prints, drawings, sculptures, etc.) in its investments.

The Fund may invest to a significant extent in fractional interests in different Artwork through investments in entities sponsored by Masterworks.io, LLC or an affiliate (“Masterworks”) (a sponsor of an online Artwork investment platform), or other similar platforms, that own such Artwork or interests in such Artwork. Investments in those sponsored entities (“Artwork Issuers”) are herein referred to as “Artwork Issuer Investments.” These equity interests in Artwork Issuers generally are offered to investors through Regulation A offerings (“Regulation A Securities”). The Fund expects that, at least for an initial period, it will primarily source its Artwork Investment opportunities through Masterworks and via the online investment platform owned by Masterworks (the “Masterworks Platform”). However, over time, the Fund may seek to expand to additional platforms that have then entered the market and that satisfy the Adviser’s due diligence requirements. The shares of Artwork Issuers that the Fund acquires will have the same terms and be sold to the Fund at the same price as such shares are sold to other investors through Commission-qualified Regulation A offerings or other share issuances. The Fund will primarily acquire interests in Artwork Issuers through Regulation A offerings or similar direct offerings but may also acquire such interests in secondary market transactions from other investors. The Fund generally anticipates owning no more than 24.9% of the equity interests and no more than 4.9% of the voting rights of any Artwork Issuer. The Fund expects that its portfolio will consist of numerous Artwork Issuer Investments, investments in any Subsidiary(s) and cash holdings. Following its initial period of investment operations, the Fund generally expects that Artwork Issuer Investments will make up about 60-70% of the Fund’s net assets. In addition, the Fund’s investments in Artwork Issuers are expected to be made up of, or give the Fund exposure to, approximately 30-70 pieces of Artwork per $100 million in assets under management. In addition to Artwork Issuer Investments made through the Masterworks Platform, the Fund may invest directly or indirectly in Artwork through other platforms.

The Fund also may purchase whole Artwork directly, which is referred to herein as “Whole Artwork” or “Whole Artwork Investments.” If the Fund purchases Artwork directly, as opposed to investment through an Artwork Issuer, the Fund generally expects to hold such Artwork through one or more wholly-owned and controlled subsidiaries (each, a “Subsidiary”) formed by the Fund, but the Fund also may hold Whole Artwork directly. The size of the Fund’s investment in the Subsidiaries, and accordingly in Whole Artwork Investments, will generally be limited to 25% of the Fund’s total assets. References herein to the Fund include references to the Subsidiaries in respect of the Fund’s exposure to its Whole Artwork Investments.

The Fund has engaged Masterworks Administrative Services, LLC (“Masterworks AS” or “Artwork Administrator”) to provide certain administrative services pursuant to an administrative services agreement. Under the administrative services agreement, the Artwork Administrator will manage all administrative services relating to the Fund’s holdings of Whole Artwork Investments, including assisting with the operational aspects of procuring/selling, storing, insuring, and maintaining Whole Artwork held by the Fund.

Stone Ridge seeks to purchase Artwork at public auctions through auction houses and in privately negotiated transactions from private sellers. The Adviser expects that the types of Artwork in which the Fund invests may be similar in many respects to artwork that Masterworks affiliates have acquired in the past.

The Fund generally does not expect to have its Whole Artwork set on display at a museum or otherwise. However, the Fund may in the future opportunistically enter into an arrangement to have a Whole Artwork set on display in cases where such arrangement could potentially enhance the value of the Whole Artwork (e.g., having the Whole Artwork on display at a prominent museum) or consignments to facilitate a sale of the Artwork and the Adviser and the Fund’s custodian determine that the custody, security and insurance coverage applicable to such display arrangement are substantially equivalent to the Fund’s custody, security and insurance coverage arrangements.

Artwork Selection

The Fund will seek to invest in Artwork, either through Artwork Issuers or Whole Artwork Investments, with the following general criteria:

•	paintings, but may also include sculptures and other artistic objects;

•

created by artists generally considered within the Post-War and Contemporary collecting periods, provided that Stone Ridge, in its sole discretion, may cause the Fund to invest in other collecting periods. The Fund takes a traditional view of art (e.g., paintings, prints, drawings, sculptures, etc.) in its investments;

•	created by artists with significant secondary market sales volume; and

•	acquisition price between $1,000,000 and $50,000,000.

The Fund retains the flexibility to invest in other instruments as the Adviser may consider appropriate from time to time, including affiliated and unaffiliated registered investment companies, U.S. government securities, cash and cash equivalents. The Fund expects to hold a portion of its assets in cash, cash equivalents and short-term obligations for liquidity purposes.

The Fund has the power to borrow and may do so when Stone Ridge deems it appropriate, including to enhance the Fund’s returns and to meet repurchase requests that would otherwise result in the premature liquidation of investments. Leverage can increase the negative impact to which the Fund’s investments may be subject. The Fund’s use of leverage comes with inherent risks (see “Borrowing and Leverage Risk” below).

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, directly or indirectly in Artwork Investments.

Derivatives

The Fund may use derivatives to seek to hedge its exposure to foreign exchange risks that arise as a result of its investments. The Fund may use forwards or futures or may purchase or sell physical currency. There can be no guarantee the Fund’s hedging activities will effectively offset any adverse impact of foreign exchange or interest rates.

Leverage

The Fund may use leverage in seeking to achieve its investment objective if the opportunity arises to obtain financing on attractive terms. The Fund may obtain financing to make investments in Artwork. Such borrowings are typically secured by investments held by the Fund. The Fund may also have exposure to leverage through investments in Artwork Issuers that in turn incur leverage on their investments. The Fund may also obtain leverage. The Fund is not limited in the form or manner in which it may incur leverage. There can be no assurances that the Fund will obtain leverage on attractive terms or in the amounts it desires.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires a closed-end fund to have asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) at the time of the indebtedness issuance. This means that the value of the Fund’s senior securities representing indebtedness may not exceed one-third of the value of its total assets (including such senior securities), measured at the time the Fund issues the senior securities. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above in connection with the Fund’s borrowings for investment purposes.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded to the extent that the Fund is exposed to leverage directly or indirectly.

Investment Adviser

Stone Ridge is the investment adviser of the Fund. As of August 31, 2022, Stone Ridge and its affiliates had assets under management or custody of approximately $21 billion in aggregate. [    ] (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. In addition, Stone Ridge performs initial and ongoing due diligence to evaluate the legal and regulatory frameworks and reputational aspects of any platforms from which the Fund may purchase Artwork. See “Management of the Fund” below.

Distributions

The Fund’s Artwork Investments are generally not expected to provide cash flow to the Fund, and the Fund, or the Artwork Issuers in which the Fund invests, do not intend to frequently sell Artwork Investments that would return cash to the Fund (although from time to time, the Fund or the Artwork Issuers in which the Fund invests may sell Artwork that will return cash to the Fund); accordingly, except as set forth below, the Fund does not anticipate providing distributions to Fund shareholders. The Fund intends to declare and pay dividends of substantially all net investment income and net realized capital gains, if any, at least annually. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund. See “Distributions and Federal Income Tax Matters” and “Dividend Reinvestment Plan” below. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings or amounts from the Fund’s affiliates (e.g., fees or expenses waived or reimbursed by the Adviser) that are subject to repayment by the Fund.

Unlisted Closed-End Fund Structure; Limited Liquidity

Shareholders of the Fund are not able to have their Shares repurchased or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is currently structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described herein. In addition, the Fund may or may not list its Shares for trading on a national securities exchange in the future. Unless the Fund lists its Shares for trading on a national securities exchange, it is not expected that there will be any secondary market for the Fund’s Shares. Shares of closed-end investment companies that trade on a national securities exchange may trade at a discount from their NAV per Share. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Distributor, Transfer Agent, Administrator and Custodian

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, is the Fund’s Distributor. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s transfer agent (the “Transfer Agent”), administrator and accounting agent. U.S. Bank NA, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, is the Fund’s custodian (the “Custodian”). The Custodian also serves as the custodian for assets held by the Fund’s Subsidiaries. The Adviser pays fees to the Distributor as compensation for the services it renders. The Fund compensates the Transfer Agent and the Custodian for their services. See “Distribution and Servicing Arrangements” below.

Special Risk Considerations

An investment in the Fund involves special risk considerations. You should consider carefully the risks summarized below, which are described in more detail under “Investment Objective, Policies and Risks—Risk Considerations” below.

You should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors or clients and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, you should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. The Fund is subject to the principal risks described below, whether through the Fund’s direct investments, investments by its Subsidiaries or derivatives positions.

Artwork Investment Risks

The Fund will, at least initially, operate as a “non-diversified” fund under the 1940 Act. The Fund was formed to facilitate investment in Artwork. The Fund will primarily invest, directly or indirectly, in Artwork and will have limited exposure to other assets that could generate income. Such lack of diversification creates a concentration risk that may make an investment in the Shares riskier than an investment in a more diversified pool of assets or business with more varied operations. Aggregate returns realized by investors are expected to correlate to the change in value of the Fund, which may not correlate to changes in the overall art market or any segment of the art market.

There is no assurance of appreciation of Artwork or sufficient cash distributions resulting from the ultimate sale of the Artwork. There is no assurance that the Artwork will appreciate, maintain its present value, or be sold at a profit. The marketability and value of the Artwork will depend upon many factors beyond the Fund’s control. There can be no assurance that there will be a ready market for the Artwork, since investment in art is generally illiquid, nor is there any assurance that sufficient cash will be generated from the sale of Artwork to compensate investors for their investment.

Risks of fluctuations in demand for Artwork generally or Artwork by specific artists. A downturn or slowdown in the demand for Artwork generally or Artwork by specific artists caused by adverse economic or environmental conditions or other events may have a greater impact on the value of the Fund’s assets or operating results than if the Fund had invested its assets across more industries or sectors.

In addition to general economic conditions that could result in a downturn or slowdown in demand for Artwork, the Fund’s performance will be impacted by shifts in demand for specific types of Artwork and artists. Such shifts in demand could affect particular segments of the Artwork market (e.g., Post-War or Contemporary Art fall out of favor with collectors and investors) or particular artists (e.g., information is discovered about a particular artist that causes negative perceptions about that artist and accordingly reduces the demand for Artwork created by that artist). The Adviser bases a substantial part of its investment strategy on the belief that Artwork Investment values for the types of Artwork the Fund intends to invest in will improve over time. There is no assurance as to the extent Artwork values will improve. A variety of economic and other factors could cause the value of these assets to decline, which could adversely affect the Fund’s performance.

Investing in Artwork subjects the Fund to valuation risk. The Fund is subject to valuation risk, which is the risk that Artwork in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, human error or due to issues arising from potential conflicts of interests between the Adviser and/or Masterworks, or other similar platforms, with respect to fair valuation of Artwork due to the inherently imprecise nature of valuing assets such as Artwork Investments. In providing inputs for making fair valuation determinations, Stone Ridge and Masterworks, or other similar platforms, may be subject to potential conflicts of interest due to certain incentives to place a higher valuation on Fund assets. The Adviser and the Fund, however, have adopted compliance policies and procedures with respect to fair value that are designed to avoid, mitigate, monitor and oversee the fair valuation process and potential conflicts of interest. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and investors could experience losses.

The Fund’s investments are generally expected to be fair valued by the Adviser Valuation Committee as defined under, and in accordance with the procedures described under, “Determination of Net Asset Value” below. Such fair valuations may take into account information provided by third-party service providers or valuation agents, including Masterworks or Masterworks AS. There is no assurance that the Fund could sell an Artwork Investment for the value established for it at any time and it is possible that the Fund would incur a loss because an Artwork Investment is sold at a discount to its established value. For non-cash generating assets, such as fine art, valuation is heavily reliant on an analysis of publicly available sales history of similar artwork. Experts often differ on which historical sales are comparable and the degree of comparability and the data set used is not comprehensive because private sales data is generally unavailable. If assets are mispriced, shareholders could lose money upon sale in connection with a periodic repurchase offer or could pay too much for Shares purchased.

An investment in Artwork is subject to various risks, any of which could materially impair the value of the Artwork in the Fund or in the Artwork Issuers and the market value of the Shares. Investing in Artwork is subject to the following risks:

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Authenticity. Claims with respect to the authenticity of a work may result from incorrect attribution, uncertain attribution, lack of certification proving the authenticity of the artwork, forgery of a work of art, or falsification of the artist’s signature. The Fund and Artwork Issuers generally obtain representations of authenticity from sellers, but these representations may not effectively eliminate the risk.

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Provenance. Claims related to provenance, or history of ownership, allege that an artwork has an uncertain or false origin. Buyers may also negatively perceive some elements of the prior ownership history. With respect to the Artwork, buyers may negatively perceive the Fund’s ownership or the ownership of Artwork Issuers in the Artwork when considering a purchase.

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Condition. The physical condition of an artwork over time is dependent on technical aspects of artistic workmanship, including the materials used, the manner and skill of application, handling and storage and other factors.

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Physical Risks. The Artwork is subject to potential damage, destruction, devastation, vandalism or loss as a result of natural disasters (flood, fire, hurricane), crime, theft, illegal exportation abroad, etc. While the Fund (with respect to Whole Artwork) and the Artwork Issuers (with respect to Artwork they hold) will maintain insurance coverage to protect against such risks, such insurance coverage may be inadequate to fully compensate the Fund or an Artwork Issuer should this risk materialize.

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Legal Risks. Ownership of the Artwork is prone to a variety of legal challenges, including challenges to title, nationalization, purchase of work of art from unauthorized person, money laundering, violation of legal regulations and restitution issues. Purchasing from major auction houses and reputable galleries can reduce, but not eliminate, these risks.

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Market Risks. The art market is prone to change due to a variety of factors, including changes in transaction costs, substantial changes in fees, tax law changes, export licenses, changes in legal regulations, changes in attitudes toward art as an investment, changes in tastes, and changes in supply, such as the liquidation of a major collection.

●	Economic Risks. Art values and demand are affected by the wealth of ultra-high-net-worth individuals.

●	Fraud Risk. The art market is prone to abusive practices, including price manipulation, disguised agencies, and lack of transparency.

Although Stone Ridge, Masterworks and potentially other Fund service providers will conduct due diligence in connection with any purchase of Artwork by the Fund or any Artwork Issuer, no amount of due diligence can completely insulate a buyer against these risks and if any of these risks materialize, the value of the Artwork may decline, and the value of the Shares would be adversely affected.

The Fund and Artwork Issuers may not be able to find buyers for the Artwork at reasonable prices. Art can be a highly illiquid asset and objects can go unsold when sent to auction. Even in the event that the Fund or an Artwork Issuer attempts to sell Artwork, the Fund cannot guarantee that there will be a buyer at any reasonable price. Additionally, if the Artwork does go to an auction sale and is not sold, such failure could reduce the value of the Artwork in the marketplace and make it more difficult to sell in the future. As an additional source of potential liquidity, the Fund may sell its Whole Artwork through a transaction on the Masterworks Platform, or another similar platform, whereby the Whole Artwork would be sold to an Artwork Issuer and the Fund would retain a portion of its interest in such Whole Artwork by receiving shares of such Artwork Issuer. In other words, the Artwork Issuer that acquires the Whole Artwork may pay for said Artwork with cash and/or issuing shares of the Artwork Issuer to the Fund in an amount equal to the fair value of the Whole Artwork Investment, less fees, commissions and other expenses incurred in connection with such transactions, which may be significant. While providing another source of potential liquidity for the Fund, this option may subject the Fund to additional transaction costs and the ability to utilize this option is dependent on investor demand for Artwork Issuers, and other market conditions.

Artwork Investments may be sold at a loss. Any sale of Artwork or Artwork Investments could be executed at an inopportune time and potentially at a loss. The Fund and Artwork Issuers in which the Fund invests intend to hold Artwork for an extended period of time. However, the Fund may elect to sell at a loss if it is determined that such a transaction would be necessary to meet its repurchase obligations or in the event of a liquidation of the Fund. Circumstances may arise that may compel the Fund or Artwork Issuers to sell the Artwork at an inopportune time and potentially at a loss, such as if the Fund or such Artwork Issuer faces litigation or regulatory challenges. Investors should be prepared to hold their Shares for an indefinite period of time, as there can be no assurance that the Shares can ever be resold or that the Artwork Investments can ever be sold or that sale of all Artwork Investments would occur at a price that would result in a profit for the Fund.

Masterworks is a relatively new company that has a limited track record. Although Masterworks has staff with significant experience in artwork, finance and technology, the company itself launched in 2017 and therefore has a limited history from which to judge its performance and business model. There can be no assurances of the future success of the Masterworks business model or online platform.

Masterworks’, or other similar platforms’, retail-oriented business may be susceptible to the stresses of the current economic environment. As a retail-oriented business, the ability for Masterworks or other similar platforms to sell Regulation A Securities or to obtain or sell art may be affected by the overall economic environmental factors, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates, inflation or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geo-political events or changes (including natural disasters, epidemics or pandemics, terrorism and war); and factors related to a specific geography, industry or sector. Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During those periods, the Fund may experience high levels of volatility and may have to sell Artwork or Artwork Investments at times when it would otherwise not do so, and at unfavorable prices. These risks may be exacerbated during economic downturns or other periods of economic stress.

The costs associated with investing in and maintaining Artwork, particularly Whole Artwork, may detract from Fund performance. As explained further in the “Cash Positions and Temporary Defensive and Interim Investments” section of the prospectus, the Fund will need to hold certain amounts of cash or cash equivalents to cover maintenance and insurance costs and fees, and such cash or cash-equivalent holdings may detract from Fund performance. While all commercial mutual funds have costs and/or fees, those costs and fees mean that if the value of the Fund’s assets remain stagnant, the Fund will operate at a loss.

Artwork Issuers in which the Fund invests have limited liquidity, and the Fund cannot make decisions regarding whether to hold or sell Artwork Issuer Artwork. The Artwork Issuers in which the Fund invests are currently illiquid investment vehicles, and the Fund’s ability to sell shares of an Artwork Issuer may be limited by various factors, including, for example, legal restrictions on resale, limited secondary market trading volumes (if any), and other factors that limit liquidity and the demand for Artwork Issuers. For example, the transfers of interests purchased in Commission-qualified Regulation A offerings sponsored by Masterworks or other similar platforms, other than those transfers required by operation of law, are only permitted on a trading platform approved by Masterworks, or other similar platforms, or in privately negotiated transactions approved by the issuer. The Artwork Issuers in which the Fund invests are managed by a third-party art management firm and a board of managers that is unaffiliated with the Fund or the Adviser, and that third-party firm has control over decisions with respect to when to continue to hold its Artwork Investments and when to sell such Artwork Investments. The Fund does not have any input into decisions with respect to whether an Artwork Issuer in which the Fund invests should hold or sell Artwork Investments of the Artwork Issuer. Accordingly, an Artwork Issuer may determine to continue to hold an Artwork Investment at a time when the Fund or the Adviser believes it should sell such Artwork Investment or may determine to sell an Artwork Investment at a time the Fund or the Adviser believes it should continue to hold such Artwork Investment. This inability to make investment decisions with respect to certain Fund Artwork Investments held indirectly through Artwork Issuers may limit the ability of the Fund to achieve its investment objective or meet the Fund’s liquidity needs. The Artwork Issuers and the Artwork Investments held by the Artwork Issuers are not subject to the protections of the 1940 Act or the Investment Advisers Act of 1940.

The Fund could be exposed to losses in the event of title or authenticity claims. The buying and selling of artwork can involve potential claims regarding title, provenance and or authenticity of the artwork. Authenticity risk related to works of art may result from incorrect attribution, uncertain attribution, lack of certificate proving the authenticity of the artwork, purchase of a non-authentic artwork, or forgery. In the event of a title or authenticity claim against the Fund or an Artwork Issuer by a buyer of Artwork from the Fund or the Artwork Issuer, the Fund or such Artwork Issuer, as applicable, would seek recourse against the seller of the Artwork pursuant to authenticity and title representations obtained at the time of purchase, but a claim could nevertheless expose the Fund to losses.

Ownership of an artist’s work may be concentrated, and any large-scale divestiture of a collection could negatively affect prices. If any major collector were to liquidate a large number of paintings by a particular artist, the supply and demand dynamic could shift materially. A significant increase in the number of paintings by such artist available for sale could reduce prices.

Artwork could be subject to damage, theft or deterioration in condition, which could have a material adverse effect on the value of the Artwork. The Fund plans to store the Artwork in a protected environment with security measures, but no amount of security can fully protect a painting from damage or theft. The damage or theft of valuable property, despite these security measures, could have a material adverse impact on the value of the Artwork and, consequently, the value of the Shares. The Fund (with respect to Whole Artwork) and Artwork Issuers (with respect to Artwork they hold) generally expect to maintain insurance when insurance coverage is commercially reasonable, but there can be no assurances that any such coverage and the proceeds received for a damage/loss event would be adequate to restore the economic value of the Artwork, which could decrease the value of the Fund’s Artwork Investment.

The Fund’s Whole Artwork generally will be custodied with a third party service provider in a secure warehouse facility. The Fund’s Whole Artwork holdings will be custodied with a third party service provider in secure warehouse facilities that the Adviser believes will mitigate the risk of loss or damage to such Whole Artwork. However, there can be no assurances that Whole Artwork stored in these facilities will not suffer damages or other losses. The Fund generally expects to maintain insurance for damage/loss events for its Whole Artwork when insurance coverage is commercially reasonable, but there can be no assurances that any such coverage and the proceeds received for a damage/loss event would be adequate to restore the economic value of the Whole Artwork, which could decrease the value of the Fund’s Whole Artwork Investment. Furthermore, certain scenarios that could lead to damages or loss of the Whole Artwork may not be covered under the applicable insurance policy. The Fund has adopted policies and procedures addressing the Fund’s Whole Artwork custodial arrangements that are designed to mitigate the risks of physical loss or damage to its Whole Artwork, but there can be no assurance these measures will be successful.

Changes in opinions by experts in the artwork regarding authenticity could reduce or eliminate the value of the Artwork. Authenticity is often determined by art experts, and opinions often matter more than scientific data. If a well-respected art expert were to opine negatively on the authenticity of any of the Artwork in the Fund, it could reduce or eliminate the value of the Artwork.

Insurance coverage for the Artwork may be inadequate, does not cover title claims and may not cover all possible contingencies, exposing the Fund to losses resulting from the damage or loss of the Artwork. The Fund (with respect to Whole Artwork) and Artwork Issuers (with respect to Artwork they hold) plan to maintain insurance coverage for the Artwork against damage or loss of the Artwork. The Fund aims to maintain insurance at scheduled values which, at any given point in time may be below fair market value and therefore insurance proceeds may be insufficient to recoup all losses. In addition, the Fund’s art insurance coverage does not cover title claims and may expressly exclude damage caused by force majeure and certain other potential loss scenarios. Accordingly, in the event of a successful claim that the Fund does not have valid title and ownership to the Artwork, the Fund would rely solely on the representations obtained from the seller to compensate it for such losses, which may prove to be inadequate. In addition, uncovered damage or destruction of any of the Artwork in the Fund that is not fully covered by insurance could have a material adverse impact on the value of the Shares.

Industry sales cycles are unpredictable. Purchase behavior by collectors is unpredictable. Adverse economic conditions may create a downturn in art collectors’ demand for art or ability to buy art, which would negatively affect the Fund’s and Artwork Issuers’ ability to sell its Artwork. As outlined in the “Artwork Selection” above, the Fund intends to invest in Artwork that meets certain criteria. The Fund cannot guarantee those styles of Artwork will match or outperform other categories of art. Shifting art trends could result in reduced profitability or a loss upon the sale of any or all of the Artwork in the Fund.

Purchasing Artwork in privately negotiated transactions may involve greater risk than purchasing Artwork at public auction. There are differences between purchasing Artwork in a private transaction and purchasing at a public auction. Auctions are generally conducted by large companies that may perform higher levels of research and due diligence than private galleries or agents. Auction houses may have greater financial and other resources as compared to private galleries and agents. Accordingly, if an authenticity claim were to arise, an auction house may have greater financial resources (and or higher levels of insurance coverage) to be able to address such claims than private galleries or agents. By contrast, private galleries and agents are largely unregulated and operate under general legal principles of agency which do not necessarily require the level of fairness, transparency and disclosure that apply to public auctions. Accordingly, there may be higher risks attendant to purchasing Artwork in privately negotiated transactions.

Additional Risk Factors

Risk of Investments in Other Pooled Investment Vehicles. Investing in another pooled investment vehicle exposes the Fund to all of the risks of that vehicle’s investments. The Fund bears its pro rata share of the expenses of any such vehicle, in addition to its own expenses. The values of other pooled investment vehicles are subject to change as the values of their respective component assets fluctuate. The Fund’s investments in such vehicles will be dependent upon the investment and research abilities of persons other than the Adviser.

Borrowing and Leverage Risk. The Fund and its Subsidiaries intend to obtain financing to make investments and/or to fund Share repurchases. Such use of borrowing results in leverage, which magnifies the Fund’s exposure to declines in the value of any Artwork Investments acquired through such borrowing or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund borrows or uses investments that have embedded leverage. Engaging in such transactions may cause the Fund to liquidate its investments when it may not be advantageous to do so to satisfy its obligations.

Market conditions may unfavorably impact the Fund’s ability to secure borrowings on favorable or commercially feasible terms. The Fund’s borrowings may be on a secured or unsecured basis, and at fixed or variable rates of interest. Borrowing will also cost the Fund interest expense and other fees. The costs of borrowing will reduce the Fund’s return. Unless the rate of return, net of applicable Fund expenses, on the Fund’s investments exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate less income than will be needed to pay the costs of the leverage and the facility fees that the Fund pays, resulting in a loss to the Fund even if the rate of return on those assets is positive. To the extent the Fund is able to secure financing, fluctuations in interest rates could increase the costs associated with the Fund’s use of certain forms of leverage, and such costs could reduce the Fund’s return. The Fund’s ability to obtain leverage through borrowings is dependent on its ability to establish and maintain appropriate lines of credit or other borrowing facilities. The above-described risks associated with leverage arise from leverage that the Fund obtains directly as well as from leverage that the Fund obtains indirectly through Subsidiaries or Artwork Issuers.

Illiquidity Risk. The Fund may invest without limitation in illiquid investments. Artwork is generally an illiquid asset class. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like without significantly changing the market value of the investment.

The Fund and Artwork Issuers may not be able to find buyers for the Artwork at reasonable prices, and Artworks can go unsold when sent to auction. Even in the event that the Fund or an Artwork Issuer attempts to sell Artwork, the Fund cannot guarantee that there will be a buyer at any reasonable price. Additionally, if the Artwork does go to an auction sale and is not sold, such failure could reduce the value of the Artwork in the marketplace and make it more difficult to sell in the future. As an additional source of potential liquidity, the Fund may sell its Whole Artwork through a transaction on the Masterworks Platform (or another similar platform) whereby the Whole Artwork would be sold to an Artwork Issuer and the Fund would retain a portion of its interest in such Whole Artwork by receiving shares of such Artwork Issuer. In other words, the Artwork Issuer that acquires the Whole Artwork may pay for said Artwork with cash and/or issuing shares of the Artwork Issuer to the Fund in an amount equal to the fair value of the Whole Artwork Investment, less fees, commissions and other expenses incurred in connection with such transactions, which may be significant. While providing another source of potential liquidity for the Fund, this option may subject the Fund to additional transaction costs and the ability to utilize this option is dependent on investor demand for Artwork Issuers and other market conditions.

The Fund expects to acquire shares issued by Artwork Issuers in primary Regulation A offerings, and the Fund also may buy or sell shares in Artwork Issuers in privately negotiated secondary transactions or on alternative trading systems on which such shares may be traded, such as on a secondary market sponsored by Masterworks or another artwork platform sponsor. The Fund may also exercise its rights to qualify the resale of shares of Artwork Issuers pursuant to Regulation A. The Fund will have limited redemption rights from an Artwork Issuer and its ability to sell shares of Artwork Issuers could be adversely affected by various factors, including limited trading volumes or legal restrictions. While certain Artwork Issuer interests may trade in a secondary market in the future, there is no assurance that any secondary trading market will develop or provide sufficient liquidity for the Fund to be able to liquidate its holdings of Artwork Issuer interests.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government (including U.S. Treasury obligations that differ in their interest rates, maturities and times of issuance) or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, risks related to changes in interest rates and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.

Market Risk. The value of the Fund’s investments may decline due to general economic conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic or political conditions throughout the world, changes in interest or currency rates or adverse investor sentiment generally. The value of the Fund’s investments also may decline because of factors that affect the market for Post-War and/or Contemporary Art.

Management and Operational Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser and other Fund service providers may fail to make Artwork Investments that produce returns sufficient to cover the costs of the Fund’s operations and the costs associated with holding Artwork Investments.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions and failures affecting, or by, a service provider.

Operational and Technology Risk. Because the Fund depends on electronic systems maintained by the Custodian and other Fund service providers and their affiliates to maintain records, evidence ownership of the Fund’s investments, appropriately safeguard such investments and to service and administer such investments, the Fund is vulnerable to the risks associated with such electronic systems, including, among others: power loss, computer systems failures and internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters.

Derivatives Risk. The Fund may invest in futures contracts or forward contracts in order to hedge its exposure to foreign exchange risks that arise as a result of its investments. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying investment they are designed to track. See the Statement of Additional Information for additional information of the various types and uses of derivatives in the Fund’s strategies.

The Fund may be required to provide more margin for its derivatives investments during periods of market disruptions or stress. Derivatives also present other risks described herein, including market risk and illiquidity risk. OTC derivatives are generally highly illiquid. The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. The Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives in which the Fund may invest (e.g., futures contracts and forward contracts) may have embedded leverage, depending on their specific terms. As a result, adverse changes in the value or level of the underlying investment may result in a loss substantially greater than the amount invested in the derivative itself. See “— Borrowing and Leverage Risk” above.

The Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Subsidiary Risk. By investing through its Subsidiaries, the Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the 1940 Act and are not subject to all of the investor protections of the 1940 Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or such Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Tax Risk. The Fund currently intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income for each taxable year. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income.

Repurchase Offers Risk. As described under “Periodic Repurchase Offers” below, the Fund is an “interval fund.” In order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. In all cases such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally are funded from available cash or sales of portfolio instruments, which are substantially illiquid. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or may force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio instruments (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. In compliance with its procedures, the Fund, to the extent possible, generally expects to hold at least 5% of net assets in cash or other liquid assets during the repurchase offer window to meet its repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. Although the Fund’s investments are illiquid and the market for its investments is limited, the Fund believes that it would be able to find willing buyers for investments if such sales were ever necessary. Because the Fund may employ investment leverage, repurchases of Shares compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Risks Related to a Conversion from a Continuously Offered Interval Fund to Exchange-Listed Fund. The Fund’s Board has adopted a fundamental policy pursuant to which the Board may terminate the Fund’s status as a continuously offered interval fund and convert the Fund to a closed-end exchange-listed fund upon the satisfaction of certain conditions. In the event the Board determines to take such action and the Fund is successful in listing the Shares for trading, the Fund’s Shares would no longer be repurchased pursuant to Rule 23c-3 and would instead become listed on a national exchange, thereby providing investors with potential daily market liquidity; however, there can be no assurance that the Fund would be able to meet the listing eligibility requirements of a securities exchange or that trading on a securities exchange would create sufficient liquidity for investors in the Shares. In the event the Board takes action pursuant to such policy, Shares of the Fund may trade at a premium or discount to the net asset value of such Shares and will fluctuate based on market conditions and other factors. In such circumstances, the Board may take certain actions to minimize any market discount that may arise, including share buybacks or other measures deemed appropriate by the Board. Shares of listed closed-end management investment companies may trade at a discount from their NAV.

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.” A higher portfolio turnover rate may indicate higher transaction costs, which can reduce the Fund’s performance, and may result in higher taxes when Shares are held in a taxable account. Portfolio turnover will not be a limiting factor as Artwork and Artwork Investments are permitted to be sold without regard to the time they have been held when, in the opinion of Stone Ridge, investment considerations warrant such action. Given that the Fund and the Artwork Issuers in which the Fund invests will hold Artwork and Artwork Investments for an indefinite period of time, the Fund expects the portfolio turnover rate to be low. Nevertheless, the rate of portfolio turnover could change from time to time, depending upon market and legal and regulatory conditions.

Cash Positions and Temporary Defensive and Interim Investments. The Fund expects to hold a portion of its assets in cash, cash equivalents and short-term fixed income instruments to facilitate meeting repurchase requests, making investments in Artwork over an extended time period and covering maintenance and insurance costs and fees. Holding a portion of Fund assets in cash, cash equivalents and short-term fixed-income instruments may detract from Fund performance. In addition, for temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Fund would invest in money market instruments or in other short-term U.S. or foreign government securities.

No Prior History. The Fund is a newly-organized closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Anti-Takeover Provisions. The Fund’s Declaration of Trust, together with any amendments thereto, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

FUND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Shares of the Fund.

Annual Fund Operating Expenses (as a percentage of net assets attributable to the Shares) (1)

Management Fees	[ ]%

Distribution and/or Service Fees(2)	[ ]%

Other Expenses(3)	[ ]%

Total Other Expenses	[ ]%

Total Annual Fund Operating Expenses	[ ]%

(Fee Waiver and/or Expense Reimbursement)(4)	[ ]%

Total Annual Fund Operating Expenses After (Fee Waiver/Expense Reimbursement)	[ ]%

(1)

Amount assumes that the Fund sells $[    ] worth of Shares during the Fund’s first twelve months and that the Fund’s net offering proceeds from such sales equal $[    ]. Actual expenses will depend on the number of Shares the Fund sells in this offering. For example, if the Fund were to raise proceeds significantly less than this amount over the following twelve months, expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will sell $[    ] worth of Shares during the following twelve months.

(2)

Distribution and/or Services Fees include a [    ]% fee paid pursuant to a distribution and servicing plan adopted by the Fund and a [    ]% fee paid pursuant to a services agreement between the Fund and the Adviser.

(3)	“Other expenses” are based on estimated amounts for the current fiscal year and include offering expenses.
(4)

The Fund is responsible for its operating expenses, including its organization expenses, which are expensed as incurred and are subject to the expense limitation agreement described below. Notwithstanding the foregoing, through [    ], the Adviser has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund (including organizational and offering expenses, but excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest payments on borrowed funds, sourcing, administrative or other transactional fees charged by Masterworks or Masterworks AS, commissions, expenses, and fees paid in connection with the purchase, insurance, storage, maintenance and sale of Whole Artwork, interest and commitment fees; short dividend expense; acquired fund fees and expenses; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business (collectively, the “Excluded Expenses”)) solely to the extent necessary to limit the Total Annual Fund Operating Expenses, other than Excluded Expenses, to [    ]% of the average daily net assets of the Fund. The Adviser shall be entitled to recoup in later periods expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Fund (including offering expenses, but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided, that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed. The expense limitation agreement may only be modified by a majority vote of the trustees who are not “interested persons” of the Fund (as defined by 1940 Act) and the consent of the Adviser.

Example. The following Example is intended to help you understand the various costs and expenses that you, as a holder of Shares, would bear directly or indirectly. The Example assumes that you invest $1,000 in Shares of the Fund for the time periods indicated. Because there are no costs to you associated with repurchases of your Shares, your costs would be the same whether you hold your Shares or tender your Shares for repurchase at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV and that the Fund’s operating expenses (as described above) remain the same, except to reduce annual expenses upon completion of organization and offering expenses, and takes into account the effect of the fee waiver and/or expense reimbursement (if any) during the first year. The Example should not be considered a representation of the Fund’s future expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

CONSOLIDATED FINANCIAL HIGHLIGHTS

This Fund is newly organized and its Shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports when they are prepared.

THE FUND

The Fund is a closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on [    ], pursuant to a Certificate of Trust. The Fund has no operating history. The Fund’s principal office is located at 510 Madison Avenue, 21st Floor, New York, New York 10022.

USE OF PROCEEDS

The Fund will invest the proceeds of the offering of Shares in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately [    ] months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and strategies. Pending investment of the net proceeds, the Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents.

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES AND RISKS

When used in this prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Fund invests indirectly by investing in derivatives or through its wholly-owned and controlled subsidiaries (each, a “Subsidiary”). The Fund may be exposed to the different types of investments described below through its investments in its Subsidiaries. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein.

Investment Objective, Strategies and Policies

The Fund’s investment objective is to seek capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its investment objective by investing, directly or indirectly, primarily in paintings, sculptures or other artistic objects (“Artwork” or “Artwork Investments”) from the Post-War and Contemporary collecting periods as well as other collecting periods, created by artists that have an established track record of public auction sales (typically at least three years of public auction results). Post-War Artwork generally encompasses Artwork created during the period from 1945 until the late 1960s. Contemporary Artwork generally encompasses Artwork created from the late 1960s to today. The Fund takes a traditional view of art (e.g., paintings, prints, drawings, sculptures, etc.) in its investments. The Fund may invest to a significant extent in fractional interests in different Artwork through investments in entities sponsored by Masterworks.io, LLC or an affiliate (“Masterworks”) (a sponsor of an online Artwork investment platform), or other similar platforms, that own such Artwork or interests in such Artwork. Investments in those sponsored entities (“Artwork Issuers”) are herein referred to as “Artwork Issuer Investments.” These equity interests in Artwork Issuers generally are offered to investors through Regulation A offerings (“Regulation A Securities”).

The Fund expects that, at least for an initial period, it will primarily source its Artwork Investment opportunities through Masterworks and the Masterworks Platform, but over time, the Fund may seek to expand to additional platforms that have then entered the market and that satisfy the Adviser’s due diligence requirements. The shares of Artwork Issuers that the Fund acquires will have the same terms and be sold to the Fund at the same price as such shares are sold to other investors through Commission-qualified Regulation A offerings or other share issuances. The Fund will primarily acquire interests in Artwork Issuers through Regulation A offerings or similar direct offerings but may also acquire such interests in secondary market transactions from other investors. The Fund generally anticipates owning no more than 24.9% of the equity interests and no more than 4.9% of the voting rights of any Artwork Issuer. The Fund expects that its portfolio will consist of numerous Artwork Issuer Investments, investments in any Subsidiary(s) and cash holdings. Following its initial period of investment operations, the Fund generally expects that Artwork Issuer Investments will make up about 60-70% of the Fund’s net assets. In addition, the Fund’s investments in Artwork Issuers are expected to be made up of, or give the Fund exposure to, approximately 30-70 pieces of Artwork per $100 million in assets under management. In addition to Artwork Issuer

Investments made through the Masterworks Platform, the Fund may invest directly or indirectly in Artwork through other platforms.

The Fund also may purchase whole Artwork directly, which is referred to herein as “Whole Artwork” or “Whole Artwork Investments,” If the Fund purchases Artwork directly, as opposed to investment through an Artwork Issuer, the Fund generally expects to hold such Artwork through one or more wholly-owned and controlled subsidiaries (each, a “Subsidiary”) formed by the Fund, but the Fund also may hold Whole Artwork directly. The size of the Fund’s investment in the Subsidiaries, and accordingly in Whole Artwork Investments, will generally be limited to 25% of the Fund’s total assets. References herein to the Fund include references to the Subsidiaries in respect of the Fund’s exposure to its Whole Artwork Investments.

The Adviser uses a data-driven approach to art investments. This process includes, among other things, determining and evaluating (i) the data availability, (ii) the target artists and artworks to invest in based on quantitative analysis of art market data, of artist sales and painting prices, and of their cultural significance, (iii) sourcing/acquisition, (iv) strategies around holding Artwork in a way that may increase the Artwork’s value, and (v) the best sales price.

The Fund has engaged Masterworks AS to provide certain administrative services pursuant to an administrative services agreement. Under the administrative services agreement, the Artwork Administrator will manage all administrative services relating to the Fund’s holdings of Whole Artwork Investments, including assisting with the operational aspects of procuring/selling, storing, insuring and maintaining Whole Artwork held by the Fund.

The Fund, with the assistance of Masterworks and Masterworks AS acting as agents on behalf of the Fund, seek to purchase Artwork at public auctions through auction houses and in privately negotiated transactions from private sellers. The Adviser expects that the types of Artwork in which the Fund invests may be similar in many respects to artwork that Masterworks affiliates have acquired in the past.

The Fund generally does not expect to have its Whole Artwork set on display at a museum or otherwise. However, the Fund may in the future opportunistically enter into an arrangement to have a Whole Artwork set on display in cases where such arrangement could potentially enhance the value of the Whole Artwork (e.g., having the Whole Artwork on display at a prominent museum) or consignments to facilitate a sale of the Artwork and the Adviser and the Fund’s custodian determine that the custody, security and insurance coverage applicable to such display arrangement are substantially equivalent to the Fund’s custody, security and insurance coverage arrangements.

Artwork Selection

The Fund will seek to invest in Artwork, either through Artwork Issuers or Whole Artwork Investments, with the following general criteria:

•	paintings, but may also include sculptures and other artistic objects;

•

created by artists generally considered within the Post-War and Contemporary collecting periods, provided that Stone Ridge in its sole discretion, may cause the Fund to invest in other collecting periods. The Fund takes a traditional view of art (e.g., paintings, prints, drawings, sculptures, etc.) in its investments;

•	created by artists with significant secondary market sales volume; and

•	acquisition price between $1,000,000 and $50,000,000.

The Fund retains the flexibility to invest in other instruments as the Adviser may consider appropriate from time to time, including affiliated and unaffiliated registered investment companies, U.S. government securities, cash and cash equivalents. The Fund expects to hold a portion of its assets in cash, cash equivalents and short-term obligations for liquidity purposes.

The Fund has the power to borrow and may do so when Stone Ridge deems it appropriate, including to enhance the Fund’s returns and to meet repurchase requests that would otherwise result in the premature liquidation of investments. Leverage can increase the negative impact to which the Fund’s investments may be subject. The Fund’s use of leverage comes with inherent risks (see “Borrowing and Leverage Risk” below).

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, directly or indirectly in Artwork Investments.

Changes to the Fund’s Investment Policies. The Fund’s investment objective and policies may be changed without shareholder approval unless an objective or policy is identified in the prospectus or in the Statement of Additional Information as “fundamental.” The Fund’s policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, may be changed by the Board upon at least 60 days prior written notice to shareholders.

Temporary Defensive Positions. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective and other policies. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

Derivatives. The Fund may seek to use derivatives to hedge its exposure to foreign exchange risks that arise as a result of its investments. The Fund may use forwards or futures or may purchase or sell physical currency. There can be no guarantee the Fund’s hedging activities will effectively offset any adverse impact of foreign exchange or interest rates.

Leverage. The Fund may use leverage in seeking to achieve its investment objective if the opportunity arises to obtain financing on attractive terms. The Fund may obtain financing to make investments in Artwork. Such borrowings are typically secured by investments held by the Fund. The Fund may also have exposure to leverage through investments in Artwork Issuers that in turn incur leverage on their investments. The Fund may also obtain leverage. The Fund is not limited in the form or manner in which it may incur leverage. There can be no assurances that the Fund will obtain leverage on attractive terms or in the amounts it desires.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires a closed-end fund to have asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) at the time of the indebtedness issuance. This means that the value of the Fund’s senior securities representing indebtedness may not exceed one-third of the value of its total assets (including such senior securities), measured at the time the Fund issues the senior securities. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above in connection with the Fund’s borrowings for investment purposes.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded to the extent that the Fund is exposed to leverage directly or indirectly.

Subsidiaries. Some of the assets of the Fund are invested through one or more Subsidiaries, which, like the Fund, invest in Artwork. Under an investment management agreement with a Subsidiary, the Adviser provides a Subsidiary with the same type of management services as the Adviser provides to the Fund. To the extent the Adviser receives compensation for providing such services to a Subsidiary, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in a Subsidiary. The Fund does not currently intend to sell or transfer all or any portion of its ownership interest in a Subsidiary. The Fund reserves the right to establish from time to time additional Subsidiaries through which the Fund may execute its strategy.

Investments in Other Investment Companies. The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies. The Fund may invest in exchange-traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. Absent Commission exemptive or similar relief, the Fund’s investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the 1940 Act.

Portfolio Turnover. The Fund expects the portfolio turnover rate to be low. Nevertheless, the rate of portfolio turnover could change from time to time, depending upon market and legal and regulatory conditions. A high turnover rate (100% or more) generally involves greater expenses to the Fund.

STRUCTURE OF ARTWORK INVESTMENTS

The Fund’s Artwork Investments may take the form of Artwork Issuer Investments or Whole Artwork Investments.

The Fund may invest to a significant extent in fractional interests in different Artwork through investments in entities sponsored by Masterworks (a sponsor of an online Artwork investment platform), or other similar platforms, that own such Artwork or interests in such Artwork. These equity interests in Artwork Issuers generally are offered to investors through Regulation A offerings (“Regulation A Securities”). The shares of Artwork Issuers that the Fund acquires will have the same terms and be sold to the Fund at the same price as such shares are sold to other investors through Commission-qualified Regulation A offerings or other share issuances, which are referred to herein as “Artwork Issuer Offerings.” The Fund will primarily acquire interests in Artwork Issuers through Regulation A offerings or similar direct offerings but may also acquire such interests in secondary market transactions from other investors. The Adviser currently expects that a majority of the Fund’s Artwork Investments will take the form of Artwork Issuer Investments.

Although the capital structure of Artwork Issuers may change over time, Artwork Issuers are expected to have capital structures with multiple classes of equity interests and substantial fees and expenses, which may materially reduce the value of the Regulation A Securities held by the Fund. The Fund anticipates that the fees and expenses born indirectly by the Fund through the Regulation A Securities held by the Fund will be the same as those born by members of the public who invest in such Regulation A Securities and expects the amounts of these fees and expenses to be publicly available information.

The Fund may also purchase Artwork directly, which is referred to herein as “Whole Artwork Investments.” The Fund may purchase Whole Artwork Investments directly from Masterworks affiliates (or other similar platform affiliates), auction houses or in privately negotiated transactions with other third-party art market participants. If the Fund purchases Artwork directly, as opposed to investment through an Artwork Issuer, the Fund will hold such Whole Artwork through a Subsidiary. In addition, the Fund and the Subsidiary have entered into an administrative services agreement with Masterworks, whereby Masterworks agrees to administer relevant Artwork to be held in the Subsidiary, and for which the Fund will pay an administrative services fee to Masterworks and certain other fees associated with the procurement and/or sale of Artwork.

The Adviser intends to allocate the proceeds of this offering on a rolling basis as investment opportunities arise and funds are available to invest. The Fund’s investments will vary in size, depending on the value of the specific Artwork and the composition of the Fund at the time of the investment.

Leverage

The Fund has the power to borrow and may do so when the Adviser deems it appropriate, including to enhance the Fund’s returns and to meet repurchase requests that would otherwise result in the premature liquidation of investments. Leverage can increase the negative impact to which the Fund’s investments may be subject. The Fund’s use of leverage, if any, comes with inherent risks (see “Borrowing and Leverage Risk” below).

Adding leverage to the Fund’s capital structure increases the riskiness of an investment in the Shares. Any such borrowing may include pay-in-kind interest provisions and be secured by the Artwork Investments and would require full or partial repayment within a prescribed time frame, which could limit the Fund’s flexibility to hold Artwork Investments for an indefinite time period and may require the Fund to sell or dispose of Artwork Investments at an inopportune time.

Sales and Liquidation

The Fund and the Artwork Issuers in which it invests intend to own the Artwork for an indefinite period, although the Artwork is effectively perpetually available for sale following its acquisition by the Fund or the Artwork Issuer, as applicable. The Adviser will be able to execute a sale of the Artwork representing Whole Artwork Investments at any time and in any manner. The board of managers of each Artwork Issuer, in its sole and absolute discretion, will be able to execute a sale of the Artwork representing Artwork Issuer Investments at any time and in any manner.

Artwork Issuers will promptly distribute the proceeds of any such sale to their members, including the Fund, in accordance with their respective operating agreements and dissolve. When the Fund receives such distribution, Stone Ridge will expect to reinvest the proceeds. Likewise, if the Fund makes a Whole Artwork Investment, when Artwork is sold, the Subsidiary may distribute the net proceeds to the Fund. The Fund does not currently intend to make distributions to Shareholders other than as required by the Internal Revenue Code of 1986, as amended for the Fund to qualify for treatment as a RIC and eliminate a Fund-level tax, with respect to repurchases and will generally reinvest any proceeds from the sale of investments.

The Fund may also sell its shares in Artwork Issuers, in which case the Fund may be required to pay customary underwriting fees and commissions to an underwriter in connection with such transaction.

The Fund expects to acquire shares issued by Artwork Issuers in primary Regulation A offerings, and the Fund also may buy or sell shares in Artwork Issuers in privately negotiated secondary transactions or on alternative trading systems on which such shares may be traded, such as on a secondary market sponsored by Masterworks or another Artwork Issuer. The Fund may also exercise its rights to qualify the resale of shares of Artwork Issuers pursuant to Regulation A. The Fund will have limited redemption rights from an Artwork Issuer and its ability to sell shares of Artwork Issuers could be adversely affected by various factors, including limited trading volumes or legal restrictions. While certain Artwork Issuer interests may trade in a secondary market in the future, there is no assurance that any secondary trading market will develop or provide sufficient liquidity for the Fund to be able to liquidate its holdings of Artwork Issuer interests.

In any transaction involving a sale of Artwork or Artwork Investments, there may be fees and/or costs associated with services provided by intermediaries in the Artwork market which would ultimately reduce the proceeds the Fund would receive in connection with the sale of Artwork.

RISK CONSIDERATIONS

You should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors or clients and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, you should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

Artwork Investment Risks

The Fund will, at least initially, operate as a “non-diversified” fund under the 1940 Act. The Fund was formed to facilitate investment in Artwork. The Fund will primarily invest, directly or indirectly, in Artwork and will have limited exposure to other assets that could generate income. Such lack of diversification creates a concentration risk that may make an investment in the Shares riskier than an investment in a more diversified pool of assets or business with more varied operations. Aggregate returns realized by investors are expected to correlate to the change in value of the Fund, which may not correlate to changes in the overall art market or any segment of the art market.

There is no assurance of appreciation of Artwork or sufficient cash distributions resulting from the ultimate sale of the Artwork. There is no assurance that the Artwork will appreciate, maintain its present value, or be sold at a profit. The marketability and value of the Artwork will depend upon many factors beyond the Fund’s control. There can be no assurance that there will be a ready market for the Artwork, since investment in art is generally illiquid, nor is there any assurance that sufficient cash will be generated from the sale of Artwork to compensate investors for their investment.

Risks of fluctuations in demand for Artwork generally or Artwork by specific artists. A downturn or slowdown in the demand for Artwork generally or Artwork by specific artists caused by adverse economic or environmental conditions or other events may have a greater impact on the value of the Fund’s assets or operating results than if the Fund had invested its assets across more industries or sectors.

In addition to general economic conditions that could result in a downturn or slowdown in demand for Artwork, the Fund’s performance will be impacted by shifts in demand for specific types of Artwork and artists. Such shifts in demand could affect particular segments of the Artwork market (e.g., Post-War or Contemporary Art fall out of favor with collectors and investors) or particular artists (e.g., information is discovered about a particular artist that causes negative perceptions about that artist and accordingly reduces the demand for Artwork created by that artist). The Adviser bases a substantial part of its investment strategy on the belief that Artwork Investment values for the types of Artwork the Fund intends to invest in will improve over time. There is no assurance as to the extent Artwork values will improve. A variety of economic and other factors could cause the value of these assets to decline, which could adversely affect the Fund’s performance.

Investing in Artwork subjects the Fund to valuation risk. The Fund is subject to valuation risk, which is the risk that Artwork in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, human error or due to issues arising from potential conflicts of interests between the Adviser and/or Masterworks, or other similar platforms, with respect to fair valuation of Artwork due to the inherently imprecise nature of valuing assets such as Artwork Investments. In providing inputs for making fair valuation determinations, Stone Ridge and Masterworks, or other similar platforms, may be subject to potential conflicts of interest due to certain incentives to place a higher valuation on Fund assets. The Adviser and the Fund, however, have adopted compliance policies and procedures with respect to fair value that are designed to avoid, mitigate, monitor and oversee the fair valuation process and potential conflicts of interest. For more information on potential conflicts of interest, please see the “Potential Conflicts of Interest” section of the Statement of Additional Information. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and investors could experience losses.

The Fund’s investments are generally expected to be fair valued by the Adviser Valuation Committee as defined under, and in accordance with the procedures described under, “Determination of Net Asset Value” below. Such fair valuations may take into account information provided by third-party service providers or valuation agents, including Masterworks or Masterworks AS. There is no assurance that the Fund could sell an Artwork Investment for the value established for it at any time and it is possible that the Fund would incur a loss because an Artwork Investment is sold at a discount to its established value. For non-cash generating assets, such as fine art, valuation is heavily reliant on an analysis of publicly available sales history of similar artwork. Experts often differ on which historical sales are comparable and the degree of comparability and the data set used is not comprehensive because private sales data is generally unavailable. If assets are mispriced, shareholders could lose money upon sale in connection with a periodic repurchase offer or could pay too much for Shares purchased.

An investment in Artwork is subject to various risks, any of which could materially impair the value of the Artwork in the Fund or in the Artwork Issuers and the market value of the Shares. Investing in Artwork is subject to the following risks:

●

Authenticity. Claims with respect to the authenticity of a work may result from incorrect attribution, uncertain attribution, lack of certification proving the authenticity of the artwork, forgery of a work of art, or falsification of the artist’s signature. The Fund and Artwork Issuers generally obtain representations of authenticity from sellers, but these representations may not effectively eliminate the risk.

●

Provenance. Claims related to provenance, or history of ownership, allege that an artwork has an uncertain or false origin. Buyers may also negatively perceive some elements of the prior ownership history. With respect to the Artwork, buyers may negatively perceive the Fund’s ownership or the ownership of Artwork Issuers in the Artwork when considering a purchase.

●

Condition. The physical condition of an artwork over time is dependent on technical aspects of artistic workmanship, including the materials used, the manner and skill of application, handling and storage and other factors.

●

Physical Risks. The Artwork is subject to potential damage, destruction, devastation, vandalism or loss as a result of natural disasters (flood, fire, hurricane), crime, theft, illegal exportation abroad, etc. While the Fund (with respect to Whole Artwork) and the Artwork Issuers (with respect to Artwork they hold) will maintain insurance coverage to protect against such risks, such insurance coverage may be inadequate to fully compensate the Fund or an Artwork Issuer should this risk materialize.

●

Legal Risks. Ownership of the Artwork is prone to a variety of legal challenges, including challenges to title, nationalization, purchase of work of art from unauthorized person, money laundering, violation of legal regulations and restitution issues. Purchasing from major auction houses and reputable galleries can reduce, but not eliminate, these risks.

●

Market Risks. The art market is prone to change due to a variety of factors, including changes in transaction costs, substantial changes in fees, tax law changes, export licenses, changes in legal regulations, changes in attitudes toward art as an investment, changes in tastes, and changes in supply, such as the liquidation of a major collection.

●	Economic Risks. Art values and demand are affected by the wealth of ultra-high-net-worth individuals.

●	Fraud Risk. The art market is prone to abusive practices, including price manipulation, disguised agencies, and lack of transparency.

Although Stone Ridge, Masterworks and potentially other Fund service providers will conduct due diligence in connection with any purchase of Artwork by the Fund or any Artwork Issuer, no amount of due diligence can completely insulate a buyer against these risks and if any of these risks materialize, the value of the Artwork may decline, and the value of the Shares would be adversely affected.

The Fund and Artwork Issuers may not be able to find buyers for the Artwork at reasonable prices. Art can be a highly illiquid asset and objects can go unsold when sent to auction. Even in the event that the Fund or an Artwork Issuer attempts to sell Artwork, the Fund cannot guarantee that there will be a buyer at any reasonable price. Additionally, if the Artwork does go to an auction sale and is not sold, such failure could reduce the value of the Artwork in the marketplace and make it more difficult to sell in the future. As an additional source of potential liquidity, the Fund may sell its Whole Artwork through a transaction on the Masterworks Platform, or other similar platforms, whereby the Whole Artwork would be sold to an Artwork Issuer and the Fund would retain a portion of its interest in such Whole Artwork by receiving shares of such Artwork Issuer. In other words, the Artwork Issuer that acquires the Whole Artwork may pay for said Artwork with cash and/or issuing shares of the Artwork Issuer to the Fund in an amount equal to the fair value of the Whole Artwork Investment, less fees, commissions and other expenses incurred in connection with such transactions, which may be significant. While providing another source of potential liquidity for the Fund, this option may subject the Fund to additional transaction costs and the ability to utilize this option is dependent on investor demand for Artwork Issuers, and other market conditions.

Artwork Investments may be sold at a loss. Any sale of Artwork or Artwork Investments could be executed at an inopportune time and potentially at a loss. The Fund and Artwork Issuers in which the Fund invests intend to hold

Artwork for an extended period of time. However, the Fund may elect to sell at a loss if it is determined that such a transaction would be necessary to meet its repurchase obligations or in the event of a liquidation of the Fund. Circumstances may arise that may compel the Fund or Artwork Issuers to sell the Artwork at an inopportune time and potentially at a loss, such as if the Fund or such Artwork Issuer faces litigation or regulatory challenges. Investors should be prepared to hold their Shares for an indefinite period of time, as there can be no assurance that the Shares can ever be resold or that the Artwork Investments can ever be sold or that sale of all Artwork Investments would occur at a price that would result in a profit for the Fund.

Masterworks is a relatively new company that has a limited track record. Although Masterworks has staff with significant experience in artwork, finance and technology, the company itself launched in 2017 and therefore has a limited history from which to judge its performance and business model. There can be no assurances of the future success of the Masterworks business model or online platform.

Masterworks’, or other similar platforms’, retail-oriented business may be susceptible to the stresses of the current economic environment. As a retail-oriented business, the ability for Masterworks or other similar platforms to sell Regulation A Securities or to obtain or sell art may be affected by the overall economic environmental factors, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates, inflation or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geo-political events or changes (including natural disasters, epidemics or pandemics, terrorism and war); and factors related to a specific geography, industry or sector. Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During those periods, the Fund may experience high levels of volatility and may have to sell Artwork or Artwork Investments at times when it would otherwise not do so, and at unfavorable prices. These risks may be exacerbated during economic downturns or other periods of economic stress.

The costs associated with investing in and maintaining Artwork, particularly Whole Artwork, may detract from Fund performance. As explained further in the “Cash Positions and Temporary Defensive and Interim Investments” section of the prospectus, the Fund will need to hold certain amounts of cash or cash equivalents to cover maintenance and insurance costs and fees, and such cash or cash-equivalent holdings may detract from Fund performance. While all commercial mutual funds have costs and/or fees, those costs and fees mean that if the value of the Fund’s assets remain stagnant, the Fund will operate at a loss.

Artwork Issuers in which the Fund invests have limited liquidity, and the Fund cannot make decisions regarding whether to hold or sell Artwork Issuer Artwork. The Artwork Issuers in which the Fund invests are currently illiquid investment vehicles, and the Fund’s ability to sell shares of an Artwork Issuer may be limited by various factors, including, for example, legal restrictions on resale, limited secondary market trading volumes (if any), and other factors that limit liquidity and the demand for Artwork Issuers. For example, the transfers of interests purchased in Artwork Issuer Offerings sponsored by Masterworks, or other similar platforms, other than those transfers required by operation of law, are only permitted on a trading platform approved by Masterworks, or other similar platforms, or in privately negotiated transactions approved by the issuer. The Artwork Issuers in which the Fund invests are managed by a third-party art management firm and a board of managers that is unaffiliated with the Fund or the Adviser, and that third-party firm has control over decisions with respect to when to continue to hold its Artwork Investments and when to sell such Artwork Investments. The Fund does not have any input into decisions with respect to whether an Artwork Issuer in which the Fund invests should hold or sell Artwork Investments of the Artwork Issuer. Accordingly, an Artwork Issuer may determine to continue to hold an Artwork Investment at a time when the Fund or the Adviser believes it should sell such Artwork Investment or may determine to sell an Artwork Investment at a time the Fund or the Adviser believes it should continue to hold such Artwork Investment. This inability to make investment decisions with respect to certain Fund Artwork Investments held indirectly through Artwork Issuers may limit the ability of the Fund to achieve its investment objective or meet the Fund’s liquidity needs. The Artwork Issuers and the Artwork Investments held by the Artwork Issuers are not subject to the protections of the 1940 Act or the Investment Advisers Act of 1940.

The Fund could be exposed to losses in the event of title or authenticity claims. The buying and selling of artwork can involve potential claims regarding title, provenance and or authenticity of the artwork. Authenticity risk related to works of art may result from incorrect attribution, uncertain attribution, lack of certificate proving the authenticity of the artwork, purchase of a non-authentic artwork, or forgery. In the event of a title or authenticity claim against the Fund or an Artwork Issuer by a buyer of Artwork from the Fund or the Artwork Issuer, the Fund or such Artwork Issuer, as applicable, would seek recourse against the seller of the Artwork pursuant to authenticity and title representations obtained at the time of purchase, but a claim could nevertheless expose the Fund to losses.

Ownership of an artist’s work may be concentrated, and any large-scale divestiture of a collection could negatively affect prices. If any major collector were to liquidate a large number of paintings by a particular artist, the supply and demand dynamic could shift materially. A significant increase in the number of paintings by such artist available for sale could reduce prices.

Artwork could be subject to damage, theft or deterioration in condition, which could have a material adverse effect on the value of the Artwork. The Fund plans to store the Artwork in a protected environment with security measures, but no amount of security can fully protect a painting from damage or theft. The damage or theft of valuable property, despite these security measures could have a material adverse impact on the value of the Artwork and, consequently, the value of the Shares. The Fund (with respect to Whole Artwork) and Artwork Issuers (with respect to Artwork they hold) generally expect to maintain insurance when insurance coverage is commercially reasonable, but there can be no assurances that any such coverage and the proceeds received for a damage/loss event would be adequate to restore the economic value of the Artwork, which could decrease the value of the Fund’s Artwork Investment.

The Fund’s Whole Artwork generally will be custodied with a third party service provider in a secure warehouse facility. The Fund’s Whole Artwork holdings will be custodied with a third party service provider in secure warehouse facilities that the Adviser believes will mitigate the risk of loss or damage to such Whole Artwork. However, there can be no assurances that Whole Artwork stored in these facilities will not suffer damages or other losses. The Fund generally expects to maintain insurance for damage/loss events for its Whole Artwork when insurance coverage is commercially reasonable, but there can be no assurances that any such coverage and the proceeds received for a damage/loss event would be adequate to restore the economic value of the Whole Artwork, which could decrease the value of the Fund’s Whole Artwork Investment. Furthermore, certain scenarios that could lead to damages or loss of the Whole Artwork may not be covered under the applicable insurance policy. The Fund has adopted policies and procedures addressing the Fund’s Whole Artwork custodial arrangements that are designed to mitigate the risks of physical loss or damage to its Whole Artwork, but there can be no assurance these measures will be successful.

Changes in opinions by experts in the artwork regarding authenticity could reduce or eliminate the value of the Artwork. Authenticity is often determined by art experts, and opinions often matter more than scientific data. If a well-respected art expert were to opine negatively on the authenticity of any of the Artwork in the Fund, it could reduce or eliminate the value of the Artwork.

Insurance coverage for the Artwork may be inadequate, does not cover title claims and may not cover all possible contingencies, exposing the Fund to losses resulting from the damage or loss of the Artwork. The Fund (with respect to Whole Artwork) and Artwork Issuers (with respect to Artwork they hold) plan to maintain insurance coverage for the Artwork against damage or loss of the Artwork. The Fund aims to maintain insurance at scheduled values which, at any given point in time may be below fair market value and therefore insurance proceeds may be insufficient to recoup all losses. In addition, the Fund’s art insurance coverage does not cover title claims and may expressly exclude damage caused by force majeure and certain other potential loss scenarios. Accordingly, in the event of a successful claim that the Fund does not have valid title and ownership to the Artwork, the Fund would rely solely on the representations obtained from the seller to compensate it for such losses, which may prove to be inadequate. In addition, uncovered damage or destruction of any of the Artwork in the Fund that is not fully covered by insurance could have a material adverse impact on the value of the Shares.

Industry sales cycles are unpredictable. Purchase behavior by collectors is unpredictable. Adverse economic conditions may create a downturn in art collectors’ demand for art or ability to buy art, which would negatively affect the Fund’s and Artwork Issuers’ ability to sell its Artwork. As outlined in the “Artwork Selection” above, the Fund intends to invest in Artwork that meets certain criteria. The Fund cannot guarantee those styles of Artwork will match or outperform other categories of art. Shifting art trends could result in reduced profitability or a loss upon the sale of any or all of the Artwork in the Fund.

Purchasing Artwork in privately negotiated transactions may involve greater risk than purchasing Artwork at public auction. There are differences between purchasing Artwork in a private transaction and purchasing at a public auction. Auctions are generally conducted by large companies that may perform higher levels of research and due diligence than private galleries or agents. Auction houses may have greater financial and other resources as compared to private galleries and agents. Accordingly, if an authenticity claim were to arise, an auction house may have greater financial resources (and or higher levels of insurance coverage) to be able to address such claims than private galleries or agents. By contrast, private galleries and agents are largely unregulated and operate under general legal principles of agency which do not necessarily require the level of fairness, transparency and disclosure that apply to public auctions. Accordingly, there may be higher risks attendant to purchasing Artwork in privately negotiated transactions.

Additional Risk Factors

Risk of Investments in Other Pooled Investment Vehicles. Investing in another pooled investment vehicle exposes the Fund to all of the risks of that vehicle’s investments. The Fund bears its pro rata share of the expenses of any such vehicle, in addition to its own expenses. The values of other pooled investment vehicles are subject to change as the values of their respective component assets fluctuate. The Fund’s investments in such vehicles will be dependent upon the investment and research abilities of persons other than the Adviser.

Borrowing and Leverage Risk. The Fund and its Subsidiaries intend to obtain financing to make investments and/or to fund Share repurchases. Such use of borrowing results in leverage, which magnifies the Fund’s exposure to declines in the value of any Artwork Investments acquired through such borrowing or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. For example, if the Fund obtains structural leverage that finances its investments, a decrease in the value of those investments will negatively impact the Fund’s net asset value to a greater extent than if the Fund had not used leverage. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund borrows or uses investments that have embedded leverage. Engaging in such transactions may cause the Fund to liquidate its investments when it may not be advantageous to do so to satisfy its obligations.

Market conditions may unfavorably impact the Fund’s ability to secure borrowings on favorable or commercially feasible terms. The Fund’s borrowings may be on a secured or unsecured basis, and at fixed or variable rates of interest. Borrowing will also cost the Fund interest expense and other fees. The costs of borrowing will reduce the Fund’s return. Unless the rate of return, net of applicable Fund expenses, on the Fund’s investments exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate less income than will be needed to pay the costs of the leverage and the facility fees that the Fund pays, resulting in a loss to the Fund even if the rate of return on those assets is positive. To the extent the Fund is able to secure financing, fluctuations in interest rates could increase the costs associated with the Fund’s use of certain forms of leverage, and such costs could reduce the Fund’s return.

The 1940 Act requires a closed-end fund to have asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) at the time of the indebtedness issuance and generally requires a closed-end fund to make provision to prohibit the declaration of any dividend (except a dividend payable in stock of the fund) or distribution on the fund’s stock or the repurchase of any of the fund’s stock, unless, at the time of the declaration or repurchase, there is asset coverage of at least 300%, after deducting the amount of the dividend, distribution or purchase price, as the case may be. To satisfy 1940 Act requirements in connection with leverage or to meet obligations, the Fund may be required to dispose of portfolio instruments when such disposition might not otherwise be desirable. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations. Because, as discussed in more detail under “Illiquidity Risk” below, the Fund’s portfolio will be substantially illiquid, any such disposition or liquidation could result in losses to the Fund. There can be no assurances that the Fund’s use of leverage will be successful.

The Fund’s ability to obtain leverage through borrowings is dependent on its ability to establish and maintain appropriate lines of credit or other borrowing facilities. The above-described risks associated with leverage arise from leverage that the Fund obtains directly as well as from leverage the Fund obtains indirectly through

Subsidiaries or Artwork Issuers. The Fund’s borrowings may be secured by investments held by Subsidiaries of the Fund. The Subsidiaries of the Fund that pledge investments to secure the Fund’s borrowings are typically separate bankruptcy-remote entities formed for the purpose of holding specific securities and pledging those securities to secure the Fund’s borrowing. The assets of any such Subsidiary are not available to other creditors, or to any other Subsidiary or the Fund, except to the extent of permitted distributions made to the Fund.

The Fund’s borrowings may be on a secured or unsecured basis, and at fixed or variable rates of interest. Borrowing gives rise to interest expense and may require the Fund to pay other fees. The costs of borrowing will reduce the Fund’s return. Unless the rate of return, net of applicable Fund expenses, on the Fund’s investments exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate less income than will be needed to pay the costs of the leverage and the facility fees that the Fund or its Subsidiaries pay, resulting in a loss to the Fund even if the rate of return on those assets is positive. The Fund’s ability to obtain leverage through borrowings is dependent on its ability to establish and maintain appropriate lines of credit or other borrowing facilities. The Fund’s borrowings may impose financial and operating covenants that restrict the Fund’s business activities, including limitations that could hinder the Fund’s ability to make additional investments and/or to fund Share repurchases. Market conditions may unfavorably impact the Fund’s or its Subsidiaries’ ability to secure borrowings on favorable or commercially feasible terms.

Illiquidity Risk. The Fund may invest without limitation in illiquid investments. Artwork is generally an illiquid asset class. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like without significantly changing the market value of the investment.

The Fund and Artwork Issuers may not be able to find buyers for the Artwork at reasonable prices, and Artwork can go unsold when sent to auction. Even in the event that the Fund or an Artwork Issuer attempts to sell Artwork, the Fund cannot guarantee that there will be a buyer at any reasonable price. Additionally, if the Artwork does go to an auction sale and is not sold, such failure could reduce the value of the Artwork in the marketplace and make it more difficult to sell in the future. As an additional source of potential liquidity, the Fund may sell its Whole Artwork through a transaction on the Masterworks Platform, or other similar platforms, whereby the Whole Artwork would be sold to an Artwork Issuer and the Fund would retain a portion of its interest in such Whole Artwork by receiving shares of such Artwork Issuer. In other words, the Artwork Issuer that acquires the Whole Artwork may pay for said Artwork with cash and/or issuing shares of the Artwork Issuer to the Fund in an amount equal to the fair value of the Whole Artwork Investment, less fees, commissions and other expenses incurred in connection with such transactions, which may be significant. While providing another source of potential liquidity for the Fund, this option may subject the Fund to additional transaction costs and the ability to utilize this option is dependent on investor demand for Artwork Issuers and other market conditions.

The Fund expects to acquire shares issued by Artwork Issuers in primary Regulation A offerings, and the Fund also may buy or sell shares in Artwork Issuers in privately negotiated secondary transactions or on alternative trading systems on which such shares may be traded, such as on a secondary market sponsored by Masterworks or another artwork platform sponsor. The Fund may also exercise its rights to qualify the resale of shares of Artwork Issuers pursuant to Regulation A. The Fund will have limited redemption rights from an Artwork Issuer and its ability to sell shares of Artwork Issuers could be adversely affected by various factors, including limited trading volumes or legal restrictions. While certain Artwork Issuer interests may trade in a secondary market in the future, there is no assurance that any secondary trading market will develop or provide sufficient liquidity for the Fund to be able to liquidate its holdings of Artwork Issuer interests.

The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid investments.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government (including U.S. Treasury obligations that differ in their interest rates, maturities and times of issuance) or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, risks related to changes in interest rates and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.

Market Risk. The value of the Fund’s investments may decline due to general economic conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic or political conditions throughout the world, changes in interest or currency rates or adverse investor sentiment generally. The value of the Fund’s investments also may decline because of factors that affect the market for Post-War and/or Contemporary Art.

Management and Operational Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser and other Fund service providers may fail to make Artwork Investments that produce returns sufficient to cover the costs of the Fund’s operations and the costs associated with holding Artwork Investments.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions and failures affecting, or by, a service provider.

Operational and Technology Risk. Because the Fund depends on electronic systems maintained by the Custodian and other Fund service providers and their affiliates to maintain records, evidence ownership of the Fund’s investments, appropriately safeguard such investments and to service and administer such investments, the Fund is vulnerable to the risks associated with such electronic systems, including, among others: power loss, computer systems failures and internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters.

Derivatives Risk. The Fund may invest in futures contracts or forward contracts in order to hedge its exposure to foreign exchange risks that arise as a result of its investments. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying investment they are designed to track. See the Statement of Additional Information for additional information of the various types and uses of derivatives in the Fund’s strategies.

Certain derivatives in which the Fund may invest trade over-the-counter (“OTC”), which means that they are not traded on exchanges or standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. There have been periods during which certain banks or dealers have refused to quote prices for OTC derivatives contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. There is no limitation on the daily price movements of OTC derivatives. Principals in the OTC derivatives markets have no obligation to continue to make markets in the OTC derivatives traded.

The Fund may be required to provide more margin for its derivatives investments during periods of market disruptions or stress. Derivatives also present other risks described herein, including market risk and illiquidity risk. OTC derivatives are generally highly illiquid. The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. The Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position). Derivatives in which the Fund may invest (e.g., futures contracts and forward contracts) may have embedded leverage, depending on their specific terms. As a result, adverse changes in the value or level of the underlying investment may result in a loss substantially greater than the amount invested in the derivative itself. See “— Borrowing and Leverage Risk” above.

The Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Subsidiary Risk. By investing through its Subsidiaries, the Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the 1940 Act and are not subject to all of the investor protections of the 1940 Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or such Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Tax Risk. The Fund currently intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income for each taxable year. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.

Distributions Not Guaranteed. The Fund does not anticipate paying Fund shareholders distributions on any regular schedule or in any fixed amount. The Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or any cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings from any potential Artwork Investment dispositions, its financial condition, and such other factors as the Board may deem relevant from time to time.

Repurchase Offers Risk. As described under “Periodic Repurchase Offers” below, the Fund is an “interval fund.” In order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. In all cases such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally are funded from available cash or sales of portfolio instruments, which are substantially illiquid. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or may force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio instruments (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. In compliance with its procedures, the Fund, to the extent possible, generally expects to hold at least 5% of net assets in cash or other liquid assets during the repurchase offer window to meet its repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. Although the Fund’s investments are illiquid and the market for its investments is limited, the Fund believes that it would be able to find willing buyers for investments if such sales were ever necessary. Because the Fund may employ investment leverage, repurchases of Shares compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Risks Related to a Conversion from a Continuously Offered Interval Fund to Exchange-Listed Fund. The Fund’s Board has adopted a fundamental policy pursuant to which the Board may, upon the satisfaction of certain conditions, terminate the Fund’s status as a continuously offered interval fund and convert the Fund to a closed-end exchange-listed fund. In the event the Board determines to take such action and the Fund is successful in listing the Shares for trading, the Fund’s Shares would no longer be repurchased pursuant to Rule 23c-3 and would instead become listed on a national exchange, thereby providing investors with potential daily market liquidity; however, there can be no assurance that the Fund would be able to meet the listing eligibility requirements of a securities exchange or that trading on a securities exchange would create sufficient liquidity for investors in the Shares. In the event the Board takes action pursuant to such policy, Shares of the Fund may trade at a premium or discount to the net asset value of such Shares and will fluctuate based on market conditions and other factors. In such circumstances, the Board may take certain actions to minimize any market discount that may arise, including share buybacks or other measures deemed appropriate by the Board. Shares of listed closed-end management investment companies may trade at a discount from their NAV.

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.” A higher portfolio turnover rate may indicate higher transaction costs, which can reduce the Fund’s performance, and may result in higher taxes when Shares are held in a taxable account. Portfolio turnover will not be a limiting factor as Artwork and Artwork Investments are permitted to be sold without regard to the time they have been held when, in the opinion of Stone Ridge, investment considerations warrant such action. Given that the Fund and the Artwork Issuers in which the Fund invests will hold Artwork and Artwork Investments for an indefinite period of time, the Fund expects the portfolio turnover rate to be low. Nevertheless, the rate of portfolio turnover could change from time to time, depending upon market and legal and regulatory conditions.

Cash Positions and Temporary Defensive and Interim Investments. The Fund expects to hold a portion of its assets in cash, cash equivalents and short-term fixed income instruments to facilitate meeting repurchase requests, making investments in Artwork over an extended time period and covering maintenance and insurance costs and fees. Holding a portion of Fund assets in cash, cash equivalents and short-term fixed-income instruments may detract from Fund performance. In addition, for temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Fund would invest in money market instruments or in other short-term U.S. or foreign government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its Shares or the sale of its portfolio investments or to meet anticipated repurchases of its Shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

No Prior History. The Fund is a newly-organized closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Anti-Takeover Provisions. The Fund’s Declaration of Trust, together with any amendments thereto, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

MANAGEMENT OF THE FUND

Board of Trustees

The Board oversees the conduct of the Fund’s affairs and the Adviser’s management of the Fund.

The Adviser

Stone Ridge acts as the Fund’s investment manager under an Investment Management Agreement (the “Management Agreement”). Stone Ridge’s principal office is located at 510 Madison Avenue, 21st Floor, New York, New York 10022. As of August 31, 2022, Stone Ridge and its affiliates had assets under management or custody of approximately $21 billion in aggregate. Stone Ridge is a Delaware limited liability company organized in 2012 and is controlled by Stone Ridge Holdings Group LP, a holding company for the Adviser and its affiliates.

Under the general oversight of the Board, Stone Ridge has been engaged to carry out the investment and reinvestment of the assets of the Fund, furnish continuously an investment program with respect to the Fund, determine which investments should be purchased, sold or exchanged and implement such determinations by causing the Fund to make investments directly or through its Subsidiaries. Stone Ridge compensates all Trustees and officers of the Fund who are members of Stone Ridge’s organization and who render investment services to the Fund.

Stone Ridge has substantial investment experience with a range of novel asset classes, including experience investing in Artwork. The Adviser and its personnel also have substantial experience applying their rigorous investment process to a variety of asset classes and believe the data-driven investment process the Adviser employs translates well to a wide variety of non-traditional asset classes, including Artwork.

The Fund has agreed to pay Stone Ridge as compensation under the Management Agreement a fee in the amount of [    ]% of the average daily net assets of the Fund. Separately from the contractual expense limitation referenced under “Fund Expenses” above, Stone Ridge may voluntarily reimburse any fees and expenses of the Fund but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time.

A discussion regarding the considerations of the Fund’s Board for approving the Management Agreement will be included in the Fund’s annual report for the period ended [    ].

Pursuant to the Management Agreement, Stone Ridge agrees to manage the investment and reinvestment of the Fund’s assets, determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested, and continuously review, supervise and administer the investment program of the Fund. Stone Ridge bears its own operating and overhead expenses attributable to its duties under the Management Agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization, and auditing expenses), except that the Fund bears travel expenses (or an appropriate portion thereof) of Trustees or Fund officers who are partners, directors, trustees, or employees of Stone Ridge to the extent that such expenses relate to attendance at meetings of the Board or any committees thereof or advisers thereto, and the Fund bears all or a portion of the expenses related to the Fund’s chief compliance officer, as may be approved by the Board from time to time. To the extent the Adviser receives advisory fees from a Subsidiary, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in such Subsidiary.

[In addition, as described under “Distribution and Servicing Arrangements” below, the Adviser performs certain services and incurs certain expenses through its employees who are registered representatives of a broker-dealer with respect to the promotion of the Fund’s Shares and the Adviser also performs certain services in connection with the servicing of shareholders. If amounts remain from the servicing fees and/or distribution fees paid pursuant to a Distribution and Servicing Plan (as defined below) and/or the Services Agreement (as defined below) after the intermediaries have been paid, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears.]

The Fund bears all other costs of its operations, including the compensation of the Independent Trustees; ordinary administrative and operating expenses, including the management fee and all expenses associated with the pricing of Fund assets; risk management expenses; ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing and settlement costs), custodial costs and interest charges; professional fees (including, without limitation, expenses of consultants, experts, and specialists); fees and expenses in connection with repurchase offers and any repurchases of Fund Shares; legal expenses (including legal and other out-of-pocket expenses incurred in connection with the organization of the Fund and the offering of its Shares); accounting and auditing expenses incurred in preparing, printing and delivering all reports (including such expenses incurred in connection with any Fund document) and tax information for shareholders and regulatory authorities, and all filing costs, fees, travel expenses and any other expenses directly related to the investment of the Fund’s assets. The Fund pays any extraordinary expenses it may incur, including any litigation expenses.

Portfolio Managers

[    ]

Additional Information Regarding the Adviser and Portfolio Managers

The Statement of Additional Information provides additional information about the Adviser, including information about potential conflicts of interest that the Adviser may face in managing the Fund, and about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of securities in the Fund. The Statement of Additional Information is part of this prospectus and is available free of charge by calling (855) 609-3680 or at www.stoneridgefunds.com. The information (other than this prospectus, including the Statement of Additional Information) contained on, or that can be accessed through, www.stoneridgefunds.com is not part of this prospectus or the Statement of Additional Information.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. As of the date of this prospectus, the Fund could be deemed to be under control of [Stone Ridge / an affiliate of Stone Ridge], which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on this date. [However, it is anticipated that [    ] will no longer be a control person once the Fund commences investment operations and its Shares are sold to the public.]

The Fund’s Service Providers

Custodian. U.S. Bank NA, located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is the Fund’s custodian and also as the custodian for assets held by the Fund’s Subsidiaries.

Transfer Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s transfer agent and dividend disbursing agent.

Administrator. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s administrator and accounting agent, performing general administrative tasks for the Fund, including keeping financial books and records of the Fund. The Fund compensates the Administrator at rates that are determined based on the aggregate net assets of the funds in the Stone Ridge fund complex, with each fund paying a pro rata portion of the fee allocated on the basis of the funds’ net assets.

Artwork Administrator. Masterworks Administrative Services, LLC (the “Artwork Administrator”), located at 225 Liberty Street, 29th Floor, New York, NY 10281 serves as an administrator of the Fund’s Whole Artwork Investments, performing general administrative services with respect to the ownership of Whole Artwork including by procuring, storing, insuring, maintaining and selling the Fund’s Whole Artwork Investments. The Fund compensates the Artwork Administrator [    ].

Independent Registered Public Accounting Firm. [    ], serves as the Fund’s Independent Registered Public Accounting Firm, and is registered with, and subject to regular inspection by, the Public Company Accounting Oversight Board.

Legal Counsel. Ropes & Gray LLP, located at 800 Boylston Street, Boston, Massachusetts, acts as legal counsel to the Fund.

Distributions

The Fund intends to declare and pay dividends of substantially all net investment income and net realized capital gains at least annually, although the Fund may declare and pay dividends more frequently (e.g., quarterly). Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings or amounts from the Fund’s affiliates (e.g., fees or expenses waived or reimbursed by the Adviser) that are subject to repayment by the Fund.

HOW TO BUY SHARES

The Fund has authorized the Transfer Agent and Distributor to receive orders on its behalf, and the Distributor has authorized select intermediaries to receive orders on behalf of the Fund. These intermediaries may be authorized to designate other intermediaries to receive orders on the Fund’s behalf. The Fund is deemed to have received an order when the Transfer Agent, the Distributor, an intermediary or if applicable, an intermediary’s authorized designee, receives the order in good order. The Shares will be offered at NAV per share calculated each regular business day. Investors who invest in the Fund through an intermediary should contact their intermediary regarding purchase procedures. Investors may be charged a fee if they effect transactions through an intermediary.

Shares generally are available for investment only by clients of registered investment advisers and a limited number of certain other Eligible Investors (as defined below). Certain investors may purchase Shares directly from the Fund by first contacting the Adviser at (855) 609-3680 to notify the Adviser of the proposed investment. Once notification has occurred, if approved, the investor will be directed to the Fund’s Transfer Agent to complete the purchase transaction.

All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Shares. Purchase through an intermediary does not affect these eligibility requirements.

A purchase of Shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Fund, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee if received at a time when the Fund is open to new investments. A purchase order is in “good order” when the Fund, the Transfer Agent, the Distributor, an intermediary or, if applicable, an intermediary’s authorized designee, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Adviser. Once the Fund (or one of its authorized agents described above) accepts a purchase order, you may not cancel or revoke it. The Fund reserves the right to cancel any purchase order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.

Clients of investment advisory organizations may also be subject to investment advisory and other fees under their own arrangements with such organizations.

Shares are offered to the following groups of investors (“Eligible Investors”):

1.	Institutional investors, including registered investment advisers (RIAs);

2.	Clients of institutional investors;

3.	Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans;

4.	Employees, directors and affiliates of the Adviser and the Fund;

5.	Other fiduciaries investing for their own accounts or for the account of their clients; and

6.	Certain other investors as approved from time to time by the Adviser.

Some intermediaries may impose different or additional eligibility requirements. The Adviser has the discretion to further modify or completely waive the Fund’s eligibility requirements.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates. The Fund reserves the right to refuse any request to purchase Shares.

Investment Minimums

The minimum initial investment is $[15 million]. This minimum investment requirement may be completely waived or reduced in certain circumstances. For eligibility groups 3, 4, 5 and 6 described above under “How to Buy Shares,” there is no minimum investment requirement. This minimum may be modified and/or applied in the aggregate for certain intermediaries that submit trades on behalf of underlying investors (e.g., registered investment advisers or benefit plans). Differences in the policies of different intermediaries may include different minimum investment amounts. There is no minimum for subsequent investments.

Other Policies

No Share Certificates. The issuance of Shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of Shares of the Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing Shares of the Fund.

Involuntary Redemptions. The Fund reserves the right to redeem an account if the value of the Shares is $1,000 or less for any reason, including market fluctuations. Before the Fund redeems such Shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the Shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund Shares, the redemption may have tax consequences.

In addition, the Fund reserves the right under certain circumstances to redeem all or a portion of an account without consent of, or other action by, the shareholder.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent or authorized intermediary will verify certain information upon account opening as part of the Trust’s Anti-Money Laundering Program. You will be asked to supply certain required information, such as your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box may not be accepted.

If the identity of a customer cannot be verified, the customer’s account will be rejected, or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

The Fund and its agents are not responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Fund Closings

[The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends and other distributions by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. During any time the Fund is closed to new investments, Fund shareholders will continue to be able to participate in periodic repurchase offers, as described below.]

PERIODIC REPURCHASE OFFERS

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. Except as permitted by the Fund’s interval structure, no shareholder has the right to require the Fund to repurchase its Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, shareholders generally are not able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a regular schedule until such time that (i) the Fund’s total assets first exceed $[    ] billion or [    ] years have elapsed since the Fund’s inception and (ii) the Board approves the listing of any Shares of the Fund on a national securities exchange. Although the policy permits repurchase of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer during the period that the Fund will operate as an interval fund, the Fund expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board. For so long as the Fund is an interval fund, the schedule requires the Fund to make repurchase offers every [three] months.

Repurchase Process

The Fund makes quarterly repurchase offers in the [months of ]. Upon the commencement of a repurchase offer (which the Fund expects to commence approximately mid-month in each of the foregoing [months]), the Fund will send written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed,

•	The Repurchase Request Deadline and the Repurchase Pricing Date (see below),

•	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase,

•	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV,

•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline, and

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

The repurchase request deadline, which is the date by which shareholders wishing to tender Shares for repurchase must respond to the repurchase offer (the “Repurchase Request Deadline”), will be at least 21 days, and not more than 42 days, after the commencement of the applicable repurchase offer, as specified in the applicable written notice. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

The Fund anticipates that the repurchase pricing date, the date on which the repurchase price for Shares is determined (the “Repurchase Pricing Date”), will ordinarily be the same day as the Repurchase Request Deadline, but in no event will be (i) prior to the close of business on the day of the Repurchase Request Deadline or (ii) more than 14 days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

The Fund typically distributes payment to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date (the “Repurchase Payment Deadline”). The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and the Repurchase Pricing Date (if they are different dates) or between the Repurchase Pricing Date and Repurchase Payment Deadline. The method by which the Fund calculates NAV is discussed below under “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by calling the Fund’s Transfer Agent at (855) 609-3680.

The Fund does not currently intend to charge a repurchase fee.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act.

The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of Chapter 1 of the Code; (2) for any period during which the New York Stock Exchange (“NYSE”) or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender a number of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis.

Notwithstanding the foregoing, under certain circumstances, the Fund may, in its discretion, accept Shares tendered by shareholders who own fewer than 100 Shares and tender all of their Shares for repurchase in a repurchase offer. In that case, these Shares would be accepted before prorating the Shares tendered by other shareholders. In addition, if a repurchase offer is oversubscribed, the Fund may offer to repurchase additional Shares in an amount determined by the Board that are tendered by an estate (an “Estate Offer”). If an Estate Offer is oversubscribed, the Fund will repurchase such Shares on a pro rata basis. As a result, there can be no assurance that the Fund will be able to repurchase all of the Shares tendered in an Estate Offer.

In addition, if a repurchase offer is oversubscribed as described above, the Fund may also offer to repurchase additional Shares in an amount determined by the Board that are tendered by (i) a trust that funds a tax-qualified defined benefit plan that has terminated or that the sponsor or governing body of such plan has voted to terminate or (ii) a limited liability company that is owned by one or more such trusts (the “Defined Benefit Plan Offer”). A “tax-qualified defined benefit plan” means a defined benefit plan that is qualified under section 401(a) of the Code (for example, a corporate defined benefit pension plan or a defined benefit Keogh plan). It does not include, among other things, any defined contribution plan, 401(k) plan or individual retirement account (IRA). If the Defined Benefit Plan Offer is oversubscribed, the Fund will repurchase such Shares on a pro rata basis. As a result, there can be no assurance that the Fund will be able to repurchase all of the Shares tendered in the Defined Benefit Plan Offer.

If the Fund repurchases any Shares pursuant to an Estate Offer or Defined Benefit Plan Offer, this will not affect the number of Shares that it repurchases from other shareholders in the quarterly repurchase offers.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the Repurchase Payment Deadline, or which mature by the Repurchase Payment Deadline. The Fund, to the extent possible, generally expects to hold at least 5% of net assets in cash or other liquid assets during the repurchase offer window to meet its repurchase obligations. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to fund Share repurchases.

If the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant number of additional Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Investment Objective, Policies and Risks—Risk Considerations—Repurchase Offers Risk” above. In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Distributions and Federal Income Tax Matters” below and “Tax Status” in the Statement of Additional Information.

DISTRIBUTION AND SERVICING ARRANGEMENTS

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203 (the “Distributor”), is the principal underwriter and distributor of Shares of the Fund. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of its contract with the Fund. The Distributor is not obligated to sell any specific number of Shares of the Fund, or to buy any of the Shares.

Shares of the Fund are continuously offered through the Distributor, as the exclusive distributor. The Distributor also acts as agent for the Fund in connection with repurchases of Shares. The Fund has agreed to indemnify the Distributor and its affiliates against certain liabilities, including certain liabilities arising under the 1933 Act and the 1940 Act. The Distributor has agreed to indemnify the Fund, the Adviser and each Trustee against certain liabilities arising from the Distributor’s willful misfeasance, bad faith, negligence or reckless disregard in the performance of its duties, obligations or responsibilities under the distribution agreement.

No market currently exists for the Fund’s Shares. The Fund’s Shares are not currently listed on any national securities exchange, and the Fund may or may not list its Shares for trading on any national securities exchange in the future. Shares of closed-end investment companies that trade on a national securities exchange may trade at a discount from their NAV per Share. Unless the Fund lists its Shares for trading on a national securities exchange, it is not expected that there will be any secondary market for the Fund’s Shares.

Financial intermediaries may provide varying investment products, programs, platforms and accounts for the benefit of shareholders. Such intermediaries generally charge fees in connection with a variety of services, which may include (i) personal and account maintenance services, sub-transfer agency services and custodial services rendered to shareholders who are customers of the intermediary, including electronic transmission and processing of orders, electronic fund transfers between shareholders and the Fund, reinvestment of distributions, settlement and reconciliation of transactions, liaising with the Transfer Agent, facilitation of electronic delivery to shareholders of Fund documentation, monitoring shareholder accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and other similar services (fees for such services, “servicing fees”) and/or (ii) activities or expenses primarily intended to result in the sale of Shares (fees for such services, if any, “distribution fees”). Such fees may be based on the number of accounts or may be a percentage of the average value of accounts for which the intermediary provides services, and are intended to compensate intermediaries for their provision of services of the type that would be provided by the Transfer Agent or other service providers if the Shares were registered on the books of the Fund. The Fund does not believe that any portion of fees currently paid to financial intermediaries are distribution fees.

[Servicing fees and distribution fees may be paid pursuant to a distribution and servicing plan adopted by the Fund at the maximum annual rate of [    ]% (the “Distribution and Servicing Plan”) and servicing fees may be paid pursuant to a services agreement between the Fund and the Adviser (the “Services Agreement”), under which the Fund has appointed the Adviser as “servicing agent” to compensate financial intermediaries, at an annual rate of [    ]%, in each case calculated as a percentage of the Fund’s average daily net assets. These fees are paid out of the Fund’s assets on an ongoing basis and may be administered or facilitated by the Distributor. Intermediaries generally receive payments pursuant to both the Distribution and Servicing Plan and the Services Agreement. The Adviser performs certain services and incurs certain expenses through its employees who are registered representatives of a broker-dealer with respect to the promotion of the Fund’s Shares and the Adviser also performs certain services in connection with the servicing of shareholders. If amounts remain from the servicing fees and/or distribution fees after the intermediaries have been paid, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears. The Distributor does not retain any portion of any servicing fees or distribution fees. To the extent that there are expenses associated with shareholder services that exceed the amounts payable pursuant to the Services Agreement or the Distribution and Servicing Plan, the Fund will bear such expenses.]

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments, cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of Shares outstanding. The Fund’s Shares are typically valued as of a particular time (the “Valuation Time”) on each day that the NYSE opens for business.1 The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). In unusual circumstances, the Valuation Time may be at a time other than 4:00 p.m. Eastern time, for example, in the event of an earlier, unscheduled close or halt of trading on the NYSE.

Current net asset values per share of the Fund may be obtained by contacting the Transfer Agent by telephone at (855) 609-3680. In accordance with the regulations governing registered investment companies, the Fund’s transactions in portfolio investments and purchases and sales of Fund Shares (which bear upon the number of Fund Shares outstanding are generally not reflected in the NAV determined for the business day on which the transactions are effected (the trade date), but rather on the following business day.

The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee made up of employees of the Adviser to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures. The Board has designated Stone Ridge as the valuation designee pursuant to Rule 2a-5 under the 1940 Act responsible for making fair value determinations on behalf of the Board.

Generally, the Fund must value its assets using market quotations when they are readily available. If, with respect to any portfolio instrument, market quotations are not readily available or available market quotations are deemed to be unreliable by Stone Ridge, then such instruments will be valued as determined in good faith by Stone Ridge.

The Fund generally expects that its Artwork Investments will be fair valued by Stone Ridge in accordance with the Valuation Procedures and with assistance from certain Fund service providers. Listed below is a summary of certain of the methodologies generally used currently to fair value Artwork Investments of the Fund under the Valuation Procedures. The Fund’s Artwork Investments will be fair valued based on some or all the following fair valuation methodologies:

•

Assessment of the acquisition cost for an Artwork Investment adjusted by premium or discount factors based on the Adviser’s assessment of economic, environmental conditions or other events that may result in higher or lower prices for Artwork generally.

•	Assessment of recent comparable public and, to the extent verifiable, private sale prices for similar Artwork that is available and reliable and price trend information for comparable Artwork.

•	Assessment of artist-level and art-market segment level pricing information and benchmarks that are available and reliable and price trend information for such specific artist’s works.

1 The NYSE is generally open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

•	Assessment of pricing information provided by third-party service providers or valuation agents, including Masterworks or Masterworks AS.

•	Assessment of any other available information that the Adviser deems relevant to the valuation of the Artwork Investment.

Fair value pricing for Artwork Investments, will require subjective determinations about the value of an Artwork Investment. Fair values may differ from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

DISTRIBUTIONS AND FEDERAL INCOME TAX MATTERS

It is the Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. If you elect to reinvest distributions, your distributions will be reinvested in additional Shares of the same share class of the Fund at the NAV calculated as of the payment date. The Fund will pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the NAV of the Fund will be reduced by the amount of the payment.

This section summarizes some of the important U.S. federal income tax consequences of investing in the Fund. This discussion does not address all aspects of taxation that may apply to shareholders or to specific types of shareholders such as tax-deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Code. You should consult your tax adviser for information concerning the possible application of federal, state, local or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

The Fund intends to elect and currently intends to qualify to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code (a “RIC”). A RIC generally is not subject to federal income tax at the fund level on income and gains that are timely distributed to shareholders. To qualify for treatment as a RIC, the Fund must meet certain income, asset diversification and distribution requirements.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment. Failure of the Fund to qualify and be eligible to be treated as a RIC would result in fund-level taxation and, consequently, a reduced return on your investment. The Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets.

The Fund invests in one or more wholly-owned Subsidiaries that are treated as corporations for U.S. federal income tax purposes. [A Subsidiary that is organized outside the U.S. will be treated as a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes. The Fund will take steps to ensure that income recognized by the Fund in respect of such a Subsidiary will be qualifying income. A Subsidiary that is organized in the U.S. will be subject to tax in the U.S. at corporate rates.] The Fund will limit its investments in the Subsidiaries in the aggregate to 25% of the Fund’s total assets. [The tax treatment of the Fund’s investments in Artwork Issuers depends on the structure through which the Artwork Issuer invests in Artwork, and may affect the amount, timing or character of income recognized by the Fund with respect to such investments. To the extent an Artwork Issuer holds Artwork through a foreign subsidiary, such foreign subsidiary may be treated as a passive foreign investment company (“PFIC”) with respect to the Fund for U.S. federal income tax purposes. Such foreign subsidiary will not be treated as a PFIC with respect to the Fund if such foreign subsidiary is a CFC and the Fund indirectly holds 10% or more of the voting interests or value of such foreign subsidiary. Investments in a PFIC potentially (i) accelerate the recognition of income by the Fund without the receipt of cash, (ii) increase the amount required to be distributed by the Fund to qualify as a RIC or eliminate Fund-level tax, (iii) result in a higher percentage of Fund distributions treated as ordinary income, or (iv) subject the Fund to a Fund-level tax that cannot be eliminated through distributions.]

The Fund’s investment in foreign securities may be subject to foreign withholding or other taxes, which may decrease the Fund’s yield on those securities.

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of such capital gains, if any, is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you owned your Shares. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, includable in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gains from the sale or deemed disposition of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income.

Distributions of investment income properly reported by the Fund as derived from “qualified dividend income,” if any, will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its Shares.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent that their income exceeds certain threshold amounts. “Net investment income” generally includes dividends, interest, and net gains from the disposition of investment property (including the Fund’s ordinary income dividends, Capital Gain Dividends, and capital gains recognized on the sale, repurchase, or exchange of Fund Shares). Shareholders should consult their own tax advisers regarding the effect, if any, that this provision may have on their investment in Fund Shares.

A dividend will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment (and thus were included in the price you paid for your Shares). For example, if you purchase Shares on or just before the record date of a Fund distribution, you will pay full price for the Shares and could receive a portion of your investment back as a taxable distribution. In general, you will be taxed on the distributions you receive from the Fund, whether you receive them as additional Shares or in cash.

Any gain or loss resulting from the sale or exchange of your Shares generally will be treated as a capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your Shares.

Shareholders who tender all of the Shares they hold or are deemed to hold in response to a repurchase offer generally will be treated as having sold their Shares and generally will recognize a capital gain or loss. If a shareholder tenders fewer than all of its Shares, it is possible that any amounts that the shareholder receives in such repurchase will be taxable as a dividend to such shareholder, and there is a risk that shareholders who do not tender any of their Shares for repurchase will be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. The Fund’s use of cash to repurchase Shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio instruments to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

In general, dividends (other than Capital Gain Dividends) paid by the Fund to a person who is not a “U.S. person” within the meaning of the Code (a “non-U.S. shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, the Code provides a withholding tax exemption, if the Fund so elects, for certain interest-related dividends and short-term capital gain dividends paid to non-U.S. shareholders.

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of ordinary dividends the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to non-U.S. shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, non-U.S. countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

Special tax rules, including certain minimum distribution requirements, apply to investments through defined contribution plans and other tax-qualified plans. The Fund’s structure as an interval fund, pursuant to which the Fund conducts quarterly repurchase offers which may be oversubscribed, could cause a shareholder to be unable to tender its Shares when or in the amount that it desires, which inability may make it difficult for a shareholder that is a tax-qualified plan to meet minimum distribution requirements. Shareholders should consult their tax advisers to determine the suitability of Shares of the Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation.

The discussion above is very general. Please consult your tax adviser about the effect that an investment in the Fund could have on your own tax situation, including possible non-U.S., federal, state or local tax consequences, or about any other tax questions you may have.

DIVIDEND REINVESTMENT PLAN

Dividends and capital gains distributions are treated in accordance with the instructions on your account opening form, and generally either are automatically reinvested, without sales charges, or are distributed to you in cash.

Shares may be distributed in lieu of cash. The number of Shares that will be distributed in lieu of cash is determined by dividing the dollar amount of the distribution to be reinvested by the NAV as of the close of business on the day of the distribution.

Your taxable income is the same regardless of which option you choose. As long as you hold Fund shares, you may change your election to participate in the dividend reinvestment plan by notifying the Transfer Agent or your financial intermediary, as applicable.

For further information about dividend reinvestment, contact the Transfer Agent by telephone at (855) 609-3680 or contact your financial intermediary.

DESCRIPTION OF THE FUND

The Fund is an investment portfolio of Stone Ridge Trust VIII (the “Trust”), a statutory trust established under the laws of State of Delaware by the Certificate of Trust dated December 22, 2020. The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of common Shares of beneficial interest, par value, unless the Trustees shall otherwise determine, $0.001 per share. All Shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Shares are, when issued, fully paid and non-assessable by the Fund and have no pre-emptive or conversion rights or rights to cumulative voting.

Shareholders are entitled to share equally in dividends declared by the Board payable to holders of Shares and in the net assets of the Fund available for distribution to holders of Shares upon liquidation after payment of the preferential amounts payable to holders of any outstanding preferred shares.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Shareholders have no pre-emptive or conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Shares.

The Board may classify or reclassify any issued or unissued Shares of the Fund into shares of any class by redesignating such Shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of repurchase of such Shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act.

As of [    ], the following amount of Shares of the Fund was authorized for registration and outstanding:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Common Shares of Beneficial Interest	[ ]	[ ]	[ ]

Anti-Takeover Provisions. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of the Board by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of Shares of the Trust that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets or liquidation. Reference should be made to the Declaration of Trust on file with the Commission for the full text of these provisions.

Derivative Actions. In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this subsection (a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Act); (b) unless a demand is not required under subsection (a) above, Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold Shares representing ten percent (10%) or more of the total combined net asset value of all Shares issued and outstanding or of the Series or Classes to which such action relates if it does not relate to all Series and Classes, shall join in the request for the Trustees to commence such action; and (c) unless a demand is not required under subsection (a) above, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

For purposes of this section, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are “independent trustees” (as that term is defined in the Delaware Act). The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

The information in this section does not apply to claims arising under the federal securities laws.

Jurisdiction and Waiver of Jury Trial. In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of or in connection with, the Declaration of Trust or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and all Shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts, therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN THE SUPERIOR COURT IN THE STATE OF DELAWARE, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW. All Shareholders and other such Persons agree that service of summons, complaint or other process in connection with any proceedings may be made by registered or certified mail or by overnight courier addressed to such Person at the address shown on the books and records of the Trust for such Person or at the address of the Person shown on the books and records of the Trust with respect to the Shares that such Person claims an interest in. Service of process in any such suit, action or proceeding against the Trust or any Trustee or officer of the Trust may be made at the address of the Trust’s registered agent in the State of Delaware. Any service so made shall be effective as if personally made in the State of Delaware. The requirements that actions may only be brought in the Delaware Court of Chancery or Superior Court do not apply to claims arising under the federal securities laws.

REPORTS TO SHAREHOLDERS

The Fund will send to common shareholders unaudited semi-annual and audited annual reports, including a consolidated list of investments held.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement that the Fund has filed with the Commission. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling (855) 609-3680.

Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

STONE RIDGE’S PRIVACY NOTICE

Stone Ridge’s Commitment to Its Customers1

Stone Ridge recognizes and respects the privacy expectation of each of its customers. Stone Ridge believes that the confidentiality and protection of its customers’ non-public personal information is one of its fundamental responsibilities. This means, most importantly, that Stone Ridge does not sell customers’ non-public personal information to any third parties. Stone Ridge uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a Stone Ridge affiliated company.

Information Stone Ridge Collects About Its Customers

Stone Ridge collects non-public personal information about its customers from the following sources:

•	Account Applications and Other Forms, which may include a customer’s name and address, social security number or tax identification number, total assets, income and accounts at other institutions;

•	Account History, which may include information about the transactions and balances in accounts with Stone Ridge; and

•	Correspondence, which may include written, telephonic or electronic communications.

How Stone Ridge Handles Its Customers’ Personal Information

As emphasized above, Stone Ridge does not sell non-public personal information about current or former customers to third parties. Below are the details of circumstances in which Stone Ridge may disclose non-public personal information to third parties:

•

In order to complete certain transactions or account changes that a customer directs, it may be necessary to provide certain non-public personal information about that customer to companies, individuals or groups that are not affiliated with Stone Ridge. For example, if a customer asks Stone Ridge to transfer assets from another financial institution, Stone Ridge will need to provide certain non-public personal information about that customer to the company to complete the transaction.

•

In order to alert a customer to other financial products and services that a Stone Ridge affiliated company offers, Stone Ridge may share non-public personal information it has about that customer with a Stone Ridge affiliated company.

•

In certain instances, Stone Ridge may contract with non-affiliated companies to perform services for or on behalf of Stone Ridge. Where necessary, Stone Ridge will disclose non-public personal information it has about its customers to these third parties. In all such cases, Stone Ridge will provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. In addition, Stone Ridge requires these third parties to treat Stone Ridge customers’ non-public information with the same high degree of confidentiality that Stone Ridge does.

•	Finally, Stone Ridge will release non-public information about customers if directed by that customer to do so or if Stone Ridge is authorized by law to do so.

How Stone Ridge Safeguards Its Customers’ Personal Information

1 For purposes of this notice, the term “customer” or “customers” includes both individuals who have investments with a Stone Ridge-affiliated company and individuals who have provided non-public personal information to a Stone Ridge affiliated company, but did not invest with a Stone Ridge affiliated company.

Stone Ridge restricts access to information about customers to its employees and to third parties, as described above. Stone Ridge maintains physical, electronic and procedural safeguards reasonably designed to protect the confidentiality of its customers’ non-public personal information.

Keeping Its Customers Informed

As required by federal law, Stone Ridge will notify customers of Stone Ridge’s Privacy Policy annually. Stone Ridge reserves the right to modify this policy at any time, but in the event that there is a change, Stone Ridge will promptly inform its customers of that change.

Stone Ridge Art Risk Premium Fund

For More Information

To obtain other information and for shareholder inquiries:

By telephone:	[(855) 609-3680]

By mail:	Stone Ridge Art Risk Premium Fund [c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202]

On the Internet:	SEC EDGAR database – www.sec.gov

The Fund’s investment company registration number is 811-23824.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion October 25, 2022

STATEMENT OF ADDITIONAL INFORMATION

STONE RIDGE TRUST VIII

STONE RIDGE ART RISK PREMIUM FUND

Common Shares                        [            ]

[            ], 2022

510 Madison Avenue, 21st Floor

New York, NY 10022

(855) 609-3680

This Statement of Additional Information (“SAI”) describes Stone Ridge Art Risk Premium Fund. This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated [            , 2022], as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus. A copy of the Prospectus, as well as material incorporated by reference into the Fund’s Registration Statement and other information regarding the Fund, may be obtained without charge by writing the Fund at the address, by calling the toll-free telephone number listed above, by visiting www.stoneridgefunds.com or from the EDGAR database on the Commission’s internet site (www.sec.gov).

STONE RIDGE TRUST VIII

STONE RIDGE ART RISK PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION, RISKS AND RESTRICTIONS

Stone Ridge Art Risk Premium Fund (the “Fund”) is a newly organized, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is structured as an “interval fund.” The Fund is an investment portfolio of Stone Ridge Trust VIII (the “Trust”), a Delaware statutory trust organized on [            ] 2022. The Fund’s investment adviser is Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus.

The Prospectus discusses the investment objective of the Fund, as well as the principal investment strategies it employs to achieve its objective and the principal investment risks associated with those strategies. Additional information about the strategies and other investment practices the Fund may employ and certain related risks of the Fund are described below.

Additional Investment Information and Risks

Additional Information Regarding Leverage. The Fund may use leverage. Although the use of leverage may create an opportunity for increased returns of the Fund, it also results in additional risks and can magnify the effect of any losses and thus could negatively impact the Fund’s business and results of operation and have important adverse consequences to the Fund’s investments. The loss on leverage transactions may substantially exceed the initial investment.

The terms of financing arrangements entered into by the Fund or its Subsidiaries may restrict the Fund’s or a Subsidiary’s operating flexibility, including covenants that, among others, may limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt, and (iii) engage in certain transactions. If the Fund or a Subsidiary secures its leverage through the pledging of collateral, the Fund or Subsidiary may, if the Fund or Subsidiary is unable to generate sufficient cash flow to meet principal and interest payments on its indebtedness, be subject to risk that it is required to surrender its collateral and that such collateral may be liquidated at inopportune times or at prices that are not favorable to the Fund and cause significant losses. If a lender seizes and liquidates pledged collateral, such collateral may be sold at distressed price levels. The Fund will fail to realize the full value of such asset in a distressed sale.

The Fund or its Subsidiaries may be required to pay commitment fees and other costs of borrowings under the terms of a credit facility. Moreover, interest on borrowings will be an expense of the Fund. With the use of borrowings, there is a risk that the interest rates paid by the Fund or a Subsidiary on the amount it borrows will be higher than the return on the Fund’s investments. Such additional costs and expenses may affect the operating results of the Fund.

If the Fund or its Subsidiaries cannot generate sufficient cash flow from investments, they may need to refinance all or a portion of indebtedness on or before maturity. During the economic downturn that began in 2008, the U.S. capital markets experienced historic dislocations and liquidity disruptions, which caused financing to be unavailable in many cases and, even if available, caused the cost of prospective financings to increase. These circumstances materially impacted liquidity in the debt markets, making financing terms for borrowers able to find financing less attractive, and in many cases resulted in the unavailability of certain types of debt financing. Uncertainty in the debt and equity markets may negatively impact the Fund’s or a Subsidiary’s ability to access financing on favorable terms or at all. The inability to obtain additional financing could have a material adverse effect on the Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Fund’s returns may be harmed.

Additional Information Regarding Operational Risk. The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Fund, the Fund’s service providers, counterparties or other market participants. Power or communications outages, acts of God, information technology equipment malfunctions, operational errors (both human and systematic) and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, the Fund’s service providers or other market participants, impacting the ability to conduct the Fund’s operations.

1

Cyber-attacks, disruptions or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its service providers may also incur substantial costs for cyber-security risk management in order to prevent or mitigate cyber-security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

As described under “Operational and Technology Risk” in the Prospectus, similar types of operational (both human and systematic) and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in, among other things, the Fund’s inability to buy or sell certain securities or financial instruments or to accurately price its investments. The Fund cannot directly control any cyber-security plans or systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests or securities markets and exchanges.

Money Market Instruments. The Fund invests in money market instruments, which are U.S. dollar-denominated, high-quality, short-term debt obligations, to provide liquidity, for temporary defensive purposes, or for other purposes. Money market instruments may have fixed, variable or floating interest rates. Examples of money market instruments include obligations issued or guaranteed by the U.S. government (or any of its agencies or instrumentalities); bank obligations, such as time deposits, certificates of deposit and bankers’ acceptances; commercial paper; and variable amount master demand notes.

Derivatives. The Fund typically expects to enter into futures contracts and forward contracts. This universe of investments is subject to change under varying market conditions and as these instruments evolve over time. OTC derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

The derivatives contracts the Fund may enter into involve substantial risk. Derivatives typically allow the Fund to seek to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions.

The use of derivatives can lead to losses because of adverse movements in the price or value of the reference instrument, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the reference instrument and magnifies potential losses. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior, unexpected events or the Adviser’s failure to use derivatives effectively. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the reference instrument.

Set forth below are examples of types of derivatives in which the Fund may invest:

Futures. The Fund may buy and sell a variety of futures contracts that relate to foreign currencies. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

No money (other than execution and exchange fees for listed futures trades) is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “FCM”). Initial margin payments will generally be deposited directly with the FCM. As the future is marked to market (that is, its value on the Fund’s books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or by the FCM daily.

At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. All futures transactions (except forward contracts) are effected through a

2

clearinghouse associated with the exchange on which the contracts are traded. Futures prices are highly volatile at times, and are influenced by many external economic, governmental and world events. The low margin deposits normally required in futures trading permits an extremely high degree of leverage, which can result in the Fund experiencing substantial gains or losses due to relatively small price movements or other factors.

Foreign Currency Transactions. The Fund may purchase and sell foreign currency futures contracts and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through deliverable and non-deliverable forward foreign currency exchange contracts (“currency forward contracts”). The Fund may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of assets. The Fund may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and the Adviser may decide not to use hedging transactions that are available.

Under a currency forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund may use currency forward contracts to protect against uncertainty in the level of future exchange rates. The use of currency forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although currency forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security or other asset denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock-in” the U.S. dollar price of the security or asset or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a currency forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the asset is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

The Fund could also use currency forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a currency forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio assets denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a currency forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a currency forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its currency forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio assets of the Fund are denominated. That is referred to as a “cross hedge.”

To avoid excess transactions and transaction costs, the Fund may maintain a net exposure to currency forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies.

The precise matching of the amounts under currency forward contracts and the value of the assets involved generally will not be possible because the future value of assets denominated in foreign currencies will change as a consequence of market movements between the date the currency forward contract is entered into and the date it is sold. In some cases the Adviser might decide to sell the assets and deliver foreign currency to settle the original purchase obligation. If the market value of the assets is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency

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on the “spot” (that is, cash) market to settle the security trade. If the market value of the asset instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the asset. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Currency forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transaction costs. The use of currency forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a currency forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio asset and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the asset and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a currency forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting currency forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The costs to the Fund of engaging in currency forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because currency forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each currency forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to one Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Hedging with Derivatives. Although it is not obligated to do so, the Fund can use derivatives to hedge. The Fund can use hedging to attempt to protect against foreign exchange risks that arise as a result of its investments. Some of the hedging strategies the Fund can use are described below. The Fund may use additional hedging strategies as discussed elsewhere in this SAI, and it may employ new hedging strategies when they are developed, if those investment methods are consistent with the Fund’s investment objectives and are permissible under applicable regulations governing the Fund.

The use of hedging strategies requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. The Fund could also experience losses if the prices of its hedging positions were not correlated with its other investments.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Additional Information Regarding Derivatives Counterparty Risk. The Fund is exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals in derivatives, whether it

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engages in exchange traded or off-exchange transactions. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers with respect to cleared derivatives transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund) may be held by the FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds owed and on deposit with such FCM. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, an FCM will generally provide the clearinghouse the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Fund is, therefore, subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. The Fund may also be subject to the risk that it will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. Furthermore, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

Because bilateral derivative transactions are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the Fund’s portfolio instruments may default on their obligations under those instruments and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although the Fund attempts to execute, clear and settle the transactions through entities the Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to the Fund.

Margin. The Fund may post cash, securities or other assets as margin or collateral and these instruments may not be denominated in the same currency as the contract they secure or the underlying instrument of the contract. This may give rise to a form of currency exposure, where changes in the value of foreign currencies can impact the value of the margin on deposit. The Fund may at times have significant margin obligations to broker-dealers or other entities as a result of listed or OTC derivatives positions. The Fund may use a tri-party collateral protection mechanism; tri-party arrangements may result in higher costs than if the Fund had posted margin directly. The Fund may also establish alternative collateral mechanisms in order to achieve a balance between cost and counterparty credit risk to the Fund, including posting collateral directly with its broker or the option clearinghouse.

Regulatory Issues. With respect to the Fund, the Adviser has claimed an exclusion from the definition of the term commodity pool operator (“CPO”) under the CEA pursuant to CFTC Rule 4.5. Accordingly, the Adviser (with respect to the Fund) is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, the Fund is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.

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The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular futures and options contracts. The CFTC recently proposed a rule which, if adopted, would materially expand the scope of contracts subject to federal limits to include additional futures and options and certain swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the Fund.

Tax Issues. The Fund’s investments in options and other derivative instruments could affect the amount, timing and character of the Fund’s distributions; in some cases, the tax treatment of such investments may not be certain. The tax issues relating to these and other types of investments and transactions are described more fully under “Tax Status” below.

U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of the Fund’s direct or indirect investment in Treasury obligations to decline.

The Fund may also buy or gain exposure to U.S. Treasury securities whose interest coupons have been “stripped” by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities (“TIPS”). The U.S. Treasury securities called “TIPS” are designed to provide an investment that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Zero-Coupon Securities. The Fund may invest in zero-coupon securities. Zero-coupon U.S. government securities will typically be U.S. Treasury notes and U.S. Treasury bonds that have been stripped of their interest coupons or certificates representing interests in those stripped debt obligations and coupons.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund’s investment in zero-coupon securities may cause the Fund to recognize income for federal income tax purposes without a corresponding receipt of cash; this can require the Fund to dispose of investments, including when not otherwise advantageous to do so, to meet distribution requirements.

The Fund may also invest in zero-coupon and delayed interest securities, and “stripped” securities of U.S. and foreign corporations and of foreign government issuers. These are similar in structure to zero-coupon and “stripped” U.S. government securities, but in the case of foreign government securities may or may not be backed by the “full faith and credit” of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

Other “Stripped” Securities. In addition to buying stripped Treasury securities (as described herein), the Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage

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loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security’s principal or interest payments. These are a form of derivative investment.

Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an “interest-only” security, or “I/O,” and all of the principal is distributed to holders of another type of security, known as a “principal-only” security or “P/O.” Strips can be created for pass-through certificates or collateralized mortgage obligations.

The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

Exchange-Traded Funds (“ETFs”). The Fund may invest directly or indirectly in ETFs, which are investment companies or special purpose trusts typically designed to provide investment results that generally correspond (on a direct basis or on a multiple, inverse or multiple inverse basis) to the performance of an index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The Fund may purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

Investments in ETFs are subject to the same risks as investments in other investment companies, as described above. Certain risks of investing in an index-based ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index) and the risk that because an ETF is not actively managed, it cannot sell poorly performing stocks as long as they are represented in the index. The values of ETFs are subject to change as the values of their component assets fluctuate according to market volatility. ETFs may trade in the secondary market at a discount from their NAVs. The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value. Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance. Furthermore, there may be times when the exchange halts trading, in which case the investors owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Exchange-Traded Notes (“ETNs”). The Fund may invest directly or indirectly in ETNs, which is an investment that involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return at maturity or upon redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased.

Floating Rate and Variable Rate Obligations. The Fund may invest directly or indirectly in debt securities that have floating or variable interest rates. Those variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

Because the interest rates on floating rate bonds adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Fund on its floating rate investments and rising rates should tend to increase that income. However, investments in floating rate and variable rate obligations should also mitigate the fluctuations in the Fund’s net asset value during periods of changing interest rates, compared to changes in values of fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of the Fund’s floating rate investments, especially if rates change sharply in a short period, because the resets of the interest rates on the

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investments occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of investments may help mitigate that risk.

The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as the Prime Rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument’s rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days’ notice to the holder. The Fund may also invest directly or indirectly in step-coupon bonds that have a coupon rate that changes periodically during the life of the security on pre-determined dates that are set when the security is issued.

Actions by governmental entities may also impact certain instruments in which the Fund invests. For example, certain instruments in which the Fund may invest may rely in some fashion upon LIBOR. LIBOR is an average interest rate determined by the ICE Benchmark Administration that banks charge one another for the use of short-term money. In 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it would no longer compel banks to submit rates for the calculation of LIBOR after the end of 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of the US dollar LIBOR settings on a representative basis after June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund may invest are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. With respect to most LIBOR-based instruments in which the Fund may invest, the pricing and other terms governing the adoption of any successor rate are expected to limit or eliminate the direct effect of the transition to a successor rate on the value of such instruments. However, uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Portfolio Turnover. Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year-to-year, as well as within a year. The Fund’s distributions of any profits or gains realized from portfolio transactions generally are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio instruments for the fiscal year by the monthly average of the value of the portfolio instruments owned by the Fund during the fiscal year. In determining such portfolio turnover, all instruments whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks and broker-dealers, with the Fund as the initial purchaser of securities held by the banks or broker-dealers. It might do so with temporarily available cash (e.g., pending the investment of the proceeds from sales of Fund Shares or pending the settlement of portfolio instruments transactions) or for temporary defensive purposes. In this case, a repurchase agreement is a contract under which the Fund acquires a security, typically for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to any coupon rate on the purchased security. Approved sellers for repurchase agreements on U.S. government securities include U.S. commercial banks, U.S.

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branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Adviser from time to time. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements, subject to any limitations on illiquid investments.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks and brokers, with the Fund as the initial seller of securities to the banks or brokers. In this case, a reverse repurchase agreement involves a sale by the Fund of portfolio instruments concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities.

If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a security with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms or that the instrument may not perform as expected. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Fund for purposes of the Fund’s fundamental investment restriction on borrowings if the Fund covers its obligations under these transactions or maintains liquid assets equal in value to its obligations in respect of these transactions.

In October 2020, the Commission adopted Rule 18f-4. Among other things, Rule 18f-4 eliminated the asset segregation framework arising from prior Commission guidance for covering certain financial instruments. Under Rule 18f-4, the Fund will have the option to either treat reverse repurchase agreements as (1) senior securities under Section 18 of the 1940 Act, in which case they would be subject to the 300% asset coverage requirement, or (2) derivatives subject to the VaR test imposed by Rule 18f-4.

Investment in Other Investment Companies. The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. The Fund may invest, for example, in ETFs, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity, fixed-income or other markets represented by the exchange-traded funds’ portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

The shares of other investment companies may fluctuate in price and may be worth more or less when the Fund sells them. Investing in another investment company through the secondary market may involve the payment of substantial premiums above the value of such investment company’s portfolio securities. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

Controlled Foreign Corporations and Passive Foreign Investment Companies. The Fund may purchase whole Artwork directly through one or more wholly-owned and controlled subsidiaries (each, a “Subsidiary”) formed by the Fund. The Subsidiaries that are organized outside the U.S. will be and a portion of the other foreign issuers in which the Fund invests directly or indirectly through Artwork Issuers may be controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. A U.S. person that owns (directly, indirectly, or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of

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shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” of such foreign corporation for purposes of the CFC provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund is a U.S. Shareholder of a foreign issuer in which it invests (directly or indirectly) and a sufficient portion of the voting interests in or total value of such foreign issuer is held directly, indirectly, or constructively by the Fund, individually or together with other U.S. Shareholders, that issuer will be treated as a CFC, in which case the Fund will generally be required to take into account each year, as ordinary income, its share of certain amounts of that issuer’s income, whether or not the foreign issuer distributes such amounts to the Fund. Investments by the Fund in CFCs could cause the Fund to recognize taxable income in excess of cash generated by such investments, potentially requiring the Fund to borrow money or to dispose of certain investments to make the distributions required to qualify for treatment as a RIC under Subchapter M of Chapter 1 of the Code and to eliminate a Fund-level tax and could affect the amount, timing and character of the Fund’s distributions.

Under U.S. federal income tax laws, passive foreign investment companies (“PFICs”) are those foreign corporations which generate primarily “passive” income. For federal income tax purposes, a foreign corporation is a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Subject to the limits under the 1940 Act, the Fund may invest in foreign mutual funds to gain exposure to the securities of companies in countries that limit or prohibit all direct foreign investment. Foreign mutual funds are generally PFICs, since nearly all of the income of a mutual fund is passive income. Some of the other foreign corporations that the Fund may invest in directly or indirectly through Artwork Issuers may also be considered PFICs. A foreign issuer in which the Fund invests will not be treated as a PFIC with respect to the Fund if such issuer is a CFC and the Fund is a U.S. Shareholder thereof. Investments in PFICs potentially (i) accelerate the recognition of income without the receipt of cash, (ii) increase the amount required to be distributed by the Fund to qualify as a RIC or eliminate a Fund-level tax, (iii) result in a higher percentage of Fund distributions treated as ordinary income or (iv) subject the Fund to a Fund-level tax that cannot be eliminated through distributions.

Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund’s having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

For additional information, see “Tax Status” below.

Illiquid Securities. The Fund may invest without limitation in illiquid investments and is expected to hold a substantial portion of its assets in Artwork Investments that are highly illiquid investments.

The Fund will obtain exposure to Artwork Investments indirectly by acquiring shares issued by Artwork Issuers in primary Regulation A offerings, as well as through privately negotiated secondary transactions or on an exchange or alternative trading system on which such shares may be listed. The Fund’s ability to sell shares of Artwork Issuers could be adversely affected by various factors, including limited trading volume or legal restrictions. It also is possible that an exchange or governmental authority may suspend or restrict trading on an exchange or in particular securities or other instruments traded on an exchange. In addition, it may not always be possible to execute a sell order at the desired price or to liquidate an open position, either due to market conditions on exchanges or due to the operation of the rules of the exchange. This lack of liquidity and market depth, and the other risks described above, could disadvantage the Fund, both in the realization of the prices which are quoted and in the execution of orders at desired prices or in desired quantities.

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Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown under “Annual Fund Operating Expenses” in the Prospectus for a variety of reasons. The Fund’s expense limitation agreement, which generally remains in effect for a period of one year, mitigates this risk. However, there is no assurance that the Adviser will renew such expense limitation agreement from year-to-year.

The Fund invests directly in Artwork and indirectly through other entities that hold Artwork which subject the Fund to additional fees and expenses, such as administrator fees, procurement and selling expenses, insurance coverage costs, storage and other costs associated with investing in Artwork. These additional fees and expenses may cause the Fund’s returns to be lower than if the Fund had invested in other asset classes that are not subject to these types of fees and expenses.

Reporting Requirements. Shareholders who beneficially own Shares that constitute more than 5% of the Fund’s Shares may be subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These may include requirements to file certain reports with the Commission. The Fund has no obligation to file such reports on behalf of such shareholders or to notify shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisors.

Investment Restrictions

Fundamental Investment Restrictions of the Fund

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a “majority” vote is defined as the vote of the holders of the lesser of: (a) 67% or more of the Shares of the Fund present at a meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy at the meeting; or (b) more than 50% of the outstanding Shares of the Fund. Under these restrictions, the Fund:

(1) may issue senior securities to the extent permitted by applicable law;

(2) may borrow money to the extent permitted by applicable law;

(3) may underwrite securities to the extent permitted by applicable law;

(4) may purchase, sell or hold real estate to the extent permitted by applicable law;

(5) may make loans to the extent permitted by applicable law;

(6) may purchase and sell commodities to the extent permitted by applicable law;

(7) may not invest 25% or more of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), provided that the Fund will invest, directly or indirectly, at least 25% of its total assets in Artwork Investments and the Artwork industry, to the extent it is considered an industry;

Where applicable, the foregoing investment restrictions shall be interpreted based on the applicable rules, regulations and pronouncements of the Commission and its Staff.

The Fund has also adopted the following fundamental policies in connection with administering its investment portfolio:

[(A) The Fund will determine net asset value daily.]

[(B) The Fund will only sell Shares to or through fiduciaries (such as registered investment advisers or retirement plans) or institutional investors, or to employees, directors and affiliates of the Fund or the Adviser.]

The Fund has also adopted the following fundamental policies in order to repurchase its Shares:

•

On a quarterly basis, in the months of [                    ], the Fund will make an offer to repurchase a designated percentage of the outstanding Shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time until such time that (i) the Fund’s total assets first exceed $[        ] billion or [         ] years have elapsed since the Fund’s inception and (ii) the Board approves the listing of any Shares of the Fund on a national securities exchange at which time, the Fund will cease to operate under, and pursuant to, Rule 23c-3.

11

•

With respect to each repurchase offer, the Fund will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”). The Fund’s Board will establish the Repurchase Request Deadline for each Repurchase Offer. The Repurchase Request Deadline will ordinarily be on a date approximately seven days before the date on which the Fund’s net asset value applicable to the Repurchase Offer is determined (the “Repurchase Pricing Date”) but may be revised by the Adviser, in its sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.

•	There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the Repurchase Pricing Date.

Summary of 1940 Act Restrictions on Certain Activities

The fundamental investment limitations set forth above permit the Fund to engage in certain practices and purchase securities and other instruments as permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the Commission. In addition, interpretations and guidance provided by the Commission Staff may be taken into account, where deemed appropriate by the Fund, to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the Commission. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change.

Fundamental Investment Restriction (1). The ability of a closed-end fund to issue senior securities is circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Under the 1940 Act, a “senior security” does not include (i) any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed or (ii) any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Fundamental Investment Restriction (2). The Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the Commission to constitute a form of borrowing under the 1940 Act (e.g., reverse repurchase agreements) to the extent permitted by the Fund’s investment objectives and policies.

Fundamental Investment Restriction (3). This restriction would permit the underwriting of securities to the extent permitted under the 1940 Act.

Fundamental Investment Restriction (4). This restriction would permit the purchase, sale, or holding of real estate to the extent permitted under the 1940 Act. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings.

Fundamental Investment Restriction (5). Under the 1940 Act, the Fund may only make loans if expressly permitted to do so by its investment policies. As set forth in the Fund’s Principal Investment Strategies, the Fund is permitted to make loans. The Fund may not make loans to persons who control or are under common control with the Fund.

Fundamental Investment Restriction (6). This restriction would permit investment in commodities to the extent permitted under the 1940 Act. Commodities may be deemed to include any commodities contracts (including those with underlying bulk goods, such as grains, metals and foodstuffs), futures contracts and related options, options, and forward contracts. The 1940 Act does not directly limit the Fund’s ability to invest directly in physical commodities. However, the Fund’s direct and indirect investments in physical commodities may be limited by the Fund’s intention to qualify as a regulated investment company, the Fund’s investment strategy, and other regulatory requirements. While the Fund does not intend to invest in commodities, the Fund may invest in certain derivatives that are regulated

12

by the CFTC for the purpose of hedging currency or interest rate risk. See “Derivatives — Regulatory Issues” above and “Tax Status” below.

Repurchase Process

In accordance with the Fund’s policies regarding repurchases, the Adviser has recommended, and the Board has approved, that for each Repurchase Offer, the Repurchase Request Deadline will ordinarily be the same date as the Repurchase Pricing Date.

TRUSTEES AND OFFICERS

Board of Trustees

The business and affairs of the Fund are managed under the oversight of the Board subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”). The Trustees are responsible for oversight of the practices and processes of the Fund and its service providers, rather than active management of the Fund, including in matters relating to risk management. The Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how Fund management identifies and monitors those risks on an ongoing basis; how Fund management develops and implements controls to mitigate those risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know or guard against all risks, nor are the Trustees guarantors against risk. The officers of the Fund conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.”

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings, including in-person or telephonic meetings, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. At these meetings, officers of the Trust will provide the Board (or one of its committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, audit results and insurance and fidelity bond coverage. In addition, it is expected that the Independent Trustees meet at least annually to review, among other things, investment management agreements and certain plans and other agreements and to consider such other matters as they deem appropriate.

The Board has established two standing committees — an Audit Committee and a Valuation Committee — to assist the Board in its oversight of risk as part of its broader oversight of the Fund’s affairs. The Committees, both of which are comprised solely of the Board’s Independent Trustees, are described below. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.

The Board does not have a lead Independent Trustee.

The Board, taking into consideration its oversight responsibility of the Fund, including the Fund’s expected regular use of fair valuation and the Board’s extensive experience overseeing the development and implementation of fair valuation processes, believes that its Trustees have determined that the Fund’s leadership structure is appropriate. In addition, the Board’s use of Committees (each of which is chaired by an Independent Trustee with substantial industry experience) and the chair’s role as chief executive officer of the Adviser, serve to enhance the Board’s understanding of the operations of the Fund and the Adviser because it allows the Trustees to effectively perform their oversight responsibilities.

Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships, are shown below. Unless otherwise noted, each Trustee has held each principal occupation and board membership indicated for at least the past five years. Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.

Independent Trustees

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Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years
[ ]	Trustee	Since [ ]	[ ]	[ ]	[ ]
[ ]	Trustee	Since [ ]	[ ]	[ ]	[ ]

Interested Trustee

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years
[ ]	Trustee, Chairman	[ ]	[ ]	[ ]	[ ]

(1) Each Trustee serves until resignation or removal from the Board.

(2) The Fund Complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Residential Real Estate Income Fund I, Inc., Stone Ridge Longevity Risk Premium Fixed Income Master Trust and trusts that invest substantially all of their assets in a series of Stone Ridge Longevity Risk Premium Fixed Income Master Trust, other investment companies managed by the Adviser.

Additional Information About the Trustees.

[    ] – [    ]

[    ] – [    ]

[    ] – [    ]

Additional Information About the Board’s Committees.

The Trust has an Audit Committee and a Valuation Committee. The members of both the Audit Committee and the Valuation Committee consist of all the Independent Trustees, namely [                    ] and [                    ]. [                    ] is the Audit Committee Chair and has been designated as the Audit Committee financial expert. [                        ] is the Valuation Committee Chair.

In accordance with its written charter, the Audit Committee’s primary purposes are: (1) to oversee the Trust’s accounting and financial reporting policies and practices, and its internal controls and procedures; (2) to oversee the quality and objectivity of the Trust’s and the Fund’s financial statements and the independent audit thereof; (3) to oversee the activities of the Trust’s Chief Compliance Officer (the “CCO”); (4) to oversee the Trust’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, and the Trust’s implementation and enforcement of its compliance policies and procedures thereunder; (5) to oversee the Trust’s compliance with applicable laws in foreign jurisdictions, if any; and (6) to oversee compliance with the Code of Ethics by the Trust and the Adviser.

The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Audit Committee met [                     ] times during the fiscal year ended [                ].

The Valuation Committee also operates pursuant to a written charter. The duties and powers, to be exercised at such times and in such manner as the Valuation Committee shall deem necessary or appropriate, are as follows: (1) reviewing, from time to time, the Trust’s valuation policy and procedures (the “Valuation Policy”), which Valuation Policy serves to establish policies and procedures for the valuation of the Fund’s assets; (2) making any recommendations to the Trust’s audit committee and/or the Board regarding (i) the functioning of the Valuation Policy, or (ii) the valuation(s) of individual assets; (3) consulting with the Adviser regarding the valuation of the Fund’s assets, including fair valuation determinations of any such assets; (4) periodically reviewing information regarding fair value and other determinations made pursuant to the Trust’s valuation procedures; (5) reporting to the Board on a regular

14

basis regarding the Valuation Committee’s duties; (6) making recommendations in conjunction with the Board’s annual (or other periodical) review of the Trust’s Valuation Policy; (7) periodically reviewing information regarding industry developments in connection with valuation of assets; and (8) performing such other duties as may be assigned to it, from time to time, by the Board. The Valuation Committee met [                    ] times during the fiscal year ended [                    ].

Trustee Ownership of the Fund. [                    ] The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustee within the same family of investment companies as of [                    ], [except as otherwise indicated]. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The information as to ownership of securities that appears below is based on statements furnished to the Fund by its Trustees and executive officers.

	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Independent Trustees
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
Interested Trustee
[ ]	[ ]	[ ]

(1) As of [                    ], none of the Trustees owned Shares of the Fund because the Fund had not yet begun investment operations.

(2) Family of Investment Companies includes the Trust and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Residential Real Estate Income Fund I, Inc., Stone Ridge Longevity Risk Premium Fixed Income Master Trust and trusts that invest substantially all of their assets in a series of Stone Ridge Longevity Risk Premium Fixed Income Master Trust, other investment companies managed by the Adviser.

Other than as disclosed in the following table, none of the Independent Trustees or their family members beneficially owned any class of securities of the Adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund, as of [                    ].

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class

[ ]	[Self]	[New York Digital Investment Group LLC ](1)	[ ]	[ ]	[ ]

(1) New York Digital Investment Group LLC is under common control with the Adviser.

Compensation of Board Members. Because the Trust is newly organized, the Trust has not yet paid any compensation to its Trustees. The following table illustrates amounts estimated to be paid for the Fund’s initial fiscal year. Each Trustee who is not an employee of the Adviser is compensated by an annual retainer. Each such Trustee’s compensation is invested in Stone Ridge funds. The Trust does not pay retirement benefits to its Trustees and officers. The Fund pays a portion of the compensation of the CCO. Other officers and Interested Trustees of the Trust are not compensated by the Fund.

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Independent Trustees	Aggregate Compensation From the Fund	Total Compensation From the Fund Complex(1) Paid to Trustee
[ ]	$[ ]	$[ ]

[ ]	$[ ]	$[ ]

(1) The Fund Complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Residential Real Estate Income Fund I, Inc., Stone Ridge Longevity Risk Premium Fixed Income Master Trust and trusts that invest substantially all of their assets in a series of Stone Ridge Longevity Risk Premium Fixed Income Master Trust, other investment companies managed by the Adviser.

Officers of the Trust

Name (Year of Birth) and Address(1) (2)	Position(s) Held with the Trust	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
[ ]	[ ]	[ ]	[ ]

[ ]	[ ]	[ ]	[ ]

[ ]	[ ]	[ ]	[ ]

[ ]	[ ]	[ ]	[ ]

[ ]	[ ]	[ ]	[ ]

[ ]	[ ]	[ ]	[ ]

[ ]	[ ]	[ ]	[ ]

(1) Each officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.

(2) Each of the officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.

(3) The term of office of each officer is indefinite.

Code of Ethics. The Trust and the Adviser have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. This code of ethics permits the personnel of these entities to make personal investments under some circumstances, including in assets or instruments that the Fund may purchase or hold.

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The code of ethics is available on the EDGAR database of the Commission’s website at www.sec.gov. In addition, copies of the code of ethics may be obtained, after mailing the appropriate duplicating fee, by e-mail request to publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Attached as Appendix B to this SAI is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objective. Information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 is available without charge, (1) upon request, by calling (855) 609-3680, and (2) on the Commission’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or is known by the Fund to own of record or beneficially 5% or more of any class of the Fund’s outstanding equity securities. A control person is one who owns beneficially, either directly or through controlled companies, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.

As of the date of this SAI, [                     ] owned of record and beneficially [     ]% of the outstanding Shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Stone Ridge is the Adviser of the Fund. The Adviser was organized as a Delaware limited liability company in 2012. The manager of the general partner of the managing member of the Adviser is Ross Stevens.

Stone Ridge serves as the Adviser of the Fund pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Management Agreement has an initial term of two years from its effective date and continues in effect with respect to the Fund (unless terminated sooner) if its continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Board or the holders of a majority of the outstanding voting securities of the Fund. The Investment Management Agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Investment Management Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

As compensation for its advisory services to the Fund, the Fund pays the Adviser a fee, computed daily and paid monthly in arrears, at the annual rate of [    ]% of the average daily net assets of the Fund. As described in the Prospectus, the Adviser has entered into an expense limitation agreement with the Fund.

Under the terms of the Investment Management Agreement, neither the Adviser nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to willful misfeasance, bad faith or gross negligence on the part of either the Adviser or its affiliates or from reckless disregard by it of its obligations and duties under the management contract (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

The Fund is responsible for its operating expenses, including its organization expenses, which are expensed as incurred and are subject to the expense limitation agreement described below. Notwithstanding the foregoing, through [                    ], the

17

Adviser has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund (including organizational and offering expenses, but excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest payments on borrowed funds, [sourcing, administrative or other transactional fees charged by Masterworks or Masterworks AS, commissions, expenses, and fees paid in connection with the purchase, insurance, storage, maintenance and sale of Whole Artwork,] interest and commitment fees; short dividend expense; acquired fund fees and expenses; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business (collectively, the “Excluded Expenses”)) solely to the extent necessary to limit the Total Annual Fund Operating Expenses, other than Excluded Expenses, to [     ]% of the average daily net assets of the Fund.

The Adviser shall be entitled to recoup in later periods expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Fund (including organizational and offering expenses, but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided, that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed. The expense limitation agreement may only be modified by a majority vote of the trustees who are not “interested persons” of the Fund (as defined by 1940 Act) and the consent of the Adviser.

To the extent the Adviser receives compensation for providing management services to a Subsidiary, (i) the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiary (i.e., the compensation paid to the Adviser for services to the Fund will be calculated based on the Fund’s average daily net assets excluding the net assets of the Subsidiary), and (ii) any such compensation is determined as a percentage of the average daily net assets of the Subsidiary at the same rate and in the same manner as under the Investment Management Agreement.

Portfolio Managers

[                    ] are jointly and primarily responsible for the day-to-day management of the Fund. The following tables set forth certain additional information with respect to the Portfolio Managers. The information is as of [                    ].

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

(1) Includes the Fund.

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Registered Investment Companies for which the Adviser receives a performance-based fee	Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee	Other Accounts managed for which the Adviser receives a performance-based fee

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Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Potential Conflicts of Interest

Each of the Portfolio Managers is also responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, conflicts of interest arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities or other assets or instruments that are eligible to be held, purchased or sold by the Fund, or may take positions that are opposite in direction from those taken by the Fund. In addition, investors in, or the owners of, certain accounts managed by the Adviser are also investors in the Adviser or its affiliates and/or have indicated an intention to invest additional assets in accounts managed by the Adviser and for which the Adviser will receive a management fee.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. Conflicts of interest arise as a result of the Adviser’s or its affiliates’ management of a number of accounts with similar or different investment strategies. When the Adviser or its affiliates purchase or sell securities or other assets or instruments for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Adviser and its affiliates attempt to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser and its affiliates have adopted policies and procedures that are intended to provide the Adviser and its affiliates with flexibility to allocate investments in a manner that is consistent with their fiduciary duties. There is no guarantee, however, that the policies and procedures adopted by the Adviser and its affiliates will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities or other assets or instruments by the Fund and one or more of the other accounts simultaneously, the Adviser and its affiliates may aggregate the purchases and sales of the securities or other assets or instruments. The Adviser and its affiliates will not necessarily purchase or sell the same securities or other assets or instruments at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different

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accounts have different amounts of capital under management by the Adviser or its affiliates, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser and its affiliates may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities or other assets or instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser and its affiliates could have a detrimental effect on the price or amount of the securities or other assets or instruments available to the Fund from time to time. Because the aforementioned considerations may differ between the Fund and other accounts, the investment activities of the Fund and other accounts may differ considerably from time to time. In addition, the Fund could be disadvantaged because of activities conducted by the Adviser or its affiliates for their other accounts, or by the Adviser or its affiliates for their own accounts, as a result of, among other things, the difficulty of liquidating an investment for more than one account where the market cannot absorb the sale of the combined positions.

As a result of regulations governing the ability of certain clients of the Adviser and its affiliates to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser or its affiliates. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser and its affiliates, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security or other asset or instrument. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or other asset or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them or on behalf of clients that are similar to or different from those taken by one or more client accounts.

Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities or other assets or instruments at the same time or at the same prices.

Selection of Service Providers. The Adviser or its affiliates may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities or other transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide the Adviser or its affiliates with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, the Adviser or its affiliates have received and may receive loans or other services from service providers to clients. Although such services are negotiated at arm’s length, they pose conflicts of interest to the Adviser or its affiliates in selecting such service providers.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are

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described herein. In the ordinary course of their business activities, including activities with third-party service providers, lenders and/or counterparties, the Adviser and its related parties engage in activities where the interests of the Adviser and its related parties or the interests of their clients conflict with the interests of the shareholders of the Fund. Certain employees of the Adviser, including certain Portfolio Managers of the Fund, also have responsibilities relating to the business of one or more related parties. These employees are not restricted in the amount of time that may be allocated to the business activities of the Adviser’s related parties, and the allocation of such employees’ time between the Adviser and its related parties may change over time.

Variation in Compensation. A conflict of interest arises where the financial or other benefits available to the Adviser differ among the accounts that it manages. The structure of the Adviser’s management fee differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), which means the Adviser might be motivated to help certain accounts over others. In addition, a Portfolio Manager or the Adviser might be motivated to favor accounts in which such Portfolio Manager has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the Adviser’s performance record or to derive other rewards, financial or otherwise, could influence the Adviser to lend preferential treatment to those accounts that could most significantly benefit the Adviser.

Investments in the Fund by the Adviser. The Adviser or its affiliates purchase Shares from time to time, and may hold a material position in the Fund. The Adviser or its affiliates face conflicting interests in determining whether, when and in what amount to tender Shares for repurchase in connection with periodic repurchase offers by the Fund. If the Adviser or its affiliate tenders a significant number of Shares in connection with a periodic repurchase offer, this could cause the repurchase offer to be oversubscribed and shareholders participating in the repurchase offer (including the Adviser or its affiliates) would only be able to have a portion of their Shares repurchased. In such a case, the Adviser or its affiliates would be subject to the resulting proration of tendered amounts on a pari passu basis with all other tendering investors. Other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund—Repurchase Offers Risk” in the Prospectus.

Investments by Adviser or Related Entities. The Adviser, its affiliates and/or related entities have made investments in Artwork for its or their own accounts prior to the commencement of investment operations of the Fund in order to test the investment strategy. The Adviser, its affiliates and/or related entities have made investments, and may make additional investments, in Artwork following commencement of investment operations of the Fund.

Certain Potential Conflicts Relating to Expenses. The allocation of fees and expenses among the Fund and other funds or accounts advised by the Adviser will often require the Adviser to exercise its discretion to select an allocation method it determines to be appropriate in light of the particular facts and circumstances. The Adviser will be subject to conflicts of interest in making such determinations, and there can be no assurance that any allocations (i) will reflect an entity’s pro rata share of such expenses based on the amounts invested (or anticipated to be invested) and/or the market value of the investment held (or anticipated to be held) by each fund advised by the Adviser, or (ii) will be in proportion to the number of participating funds advised by the Adviser or the proportion of time spent on each such fund. Similarly, the determination of whether an expense (for instance, the fees and expenses of service providers who work on Fund-related matters) is appropriately borne by the Fund or the Adviser often cannot be resolved by reference to a pre-existing formula and will require the exercise of discretion, and the Adviser will be subject to conflicts of interest in making such determinations.

Portfolio Manager Compensation

Portfolio Managers receive a base salary and may also receive a bonus. Compensation of the Portfolio Managers is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of the Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

Portfolio Manager Securities Ownership

None of the portfolio managers listed above beneficially owned any Shares of the Fund as of the date of this SAI because the Fund had not yet commenced operations.

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Principal Underwriter

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203 (the “Distributor”), is the principal underwriter and distributor of Shares of the Fund. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distributor’s contract with the Fund. The Distributor is not obligated to sell any specific number of Shares of the Fund. The Distributor will also act as agent for the Fund in connection with repurchases of Shares.

Distribution and Servicing Plan

As described in the Prospectus, the Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) for its Shares. The Distribution and Servicing Plan was approved by the Board, including a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Distribution and Servicing Plan or the distribution agreement with the Distributor. The Distribution and Servicing Plan may benefit the Fund by providing additional ongoing shareholder services to Fund shareholders.

The Distribution and Servicing Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, to the extent so required. The Distribution and Servicing Plan may be amended by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose, to the extent so required. The Board reviews quarterly a written report detailing the costs that have been incurred.

No Independent Trustee has any direct or indirect financial interest in the operation of the Distribution and Servicing Plan. Except as disclosed in the Prospectus, no interested person of the Fund has any direct or indirect financial interest in the operation of the Distribution and Servicing Plan except to the extent that the Distributor, the Adviser or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Distribution and Servicing Plan.

Other Service Providers

Administrator. The Trust has entered into an administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”) pursuant to which the Administrator provides administrative services to the Fund. The Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of the Fund; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund. In performing its duties and obligations under the administration agreement, the Administrator shall not be held liable except for a loss arising out of the Administrator’s refusal or failure to comply with the terms of the administration agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under the administration agreement.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, also serves as fund accountant to the Fund under a separate agreement with the Trust and is responsible for calculating the Fund’s total NAV, total net income and NAV per share of the Fund on a daily basis.

Servicing Agent. As described in the Prospectus, the Fund has entered into a Services Agreement with the Adviser pursuant to which the Fund has appointed the Adviser as servicing agent. Under the Services Agreement, the Fund pays servicing fees at an annual rate of [    ]% of the Fund’s average daily net assets.

Artwork Administrator. Masterworks Administrative Services, LLC (the “Artwork Administrator”), located at 225 Liberty Street, 29th Floor, New York, NY 10281 serves as an administrator of the Fund’s Whole Artwork Investments, performing general administrative services with respect to the ownership of Whole Artwork including with respect to procuring, storing, insuring, maintaining and selling the Fund’s Whole Artwork Investments. The Fund compensates the Artwork Administrator [                    ].

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Transfer Agent/Dividend Disbursing Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) is the transfer agent for the Fund’s Shares and the dividend disbursing agent for payment of dividends and distributions on Fund Shares. The principal business address of the Transfer Agent is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Custodian. U.S. Bank NA, located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Fund’s assets (the “Custodian”) and as the custodian for assets held by the Fund’s Subsidiaries. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to portfolio securities of the Fund. The Custodian also maintains certain accounts and records of the Fund.

Independent Registered Public Accounting Firm. [                    ], serves as the Fund’s independent registered public accountant. [                    ] provides audit services and assistance and consultation in connection with the review of Commission filings and certain tax compliance services [                    ] is located at [                    ].

Counsel. Ropes & Gray LLP serves as counsel to the Fund, and is located at 800 Boylston Street, Boston, Massachusetts 02199.

PURCHASE AND REPURCHASE OF SHARES

The Fund currently offers one class of Shares. The Declaration of Trust authorizes the issuance of an unlimited number of Shares. The Trustees of the Fund have authority under the Declaration of Trust to create and classify Shares into separate series and to classify and reclassify any series of Shares into one or more classes without further action by shareholders. The Trustees of the Fund may designate additional series and classes in the future from time to time.

The Shares will be issued with a par value of $0.01 per share. All Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Shares will, when issued, be fully paid and non-assessable by the Fund and will have no preemptive or conversion rights to cumulative voting.

The Shares are designed primarily for long-term investors, and investors in the Shares should not view the Fund as a vehicle for short-term trading purposes.

Unlike most closed-end funds, the Fund continuously offers its Shares. The Fund’s Shares are not currently listed for trading on any national securities exchange and are not publicly traded. Unless the Fund lists its Shares for trading on a national securities exchange, it is not expected that there will be any secondary market for the Fund’s Shares. Closed-end investment company shares that trade on a national securities exchange may trade at a discount from their NAV per share and initial offering prices. In order to provide liquidity to shareholders, the Fund has determined that commencing in [                    ] and quarterly thereafter, it will make offers to repurchase a portion of the Fund’s outstanding Shares at NAV subject to approval of the Board and in all cases such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV. It is also possible that a Repurchase Offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund intends to offer the Shares in a continuous offering of its Shares at net asset value, plus the applicable sales charge. There can be no assurance that the Fund will offer its Shares on a continuous basis, or if so offered, that it will do so indefinitely.

The Repurchase Request Deadline will ordinarily be the same date as the Repurchase Pricing Date.

The Fund reserves the right to reject any purchase order application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. All checks must be in U.S. Dollars drawn on a domestic bank (i.e., a bank with a branch in the U.S.). The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares.

If you elect to receive distributions and/or dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in Shares of the Fund.

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Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify the Transfer Agent of a different intent. A shareholder’s account is governed by the laws of the State of Delaware. For telephone transactions, the Transfer Agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the Transfer Agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also, for your protection, telephone repurchases are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can be mailed to the address of record or sent via wire or ACH to the bank of record pre-established on the account.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund also may be appropriate for other accounts managed by the Adviser. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other accounts is considered at or about the same time, transactions in such securities will generally be allocated among the Fund and other accounts in the manner described above under “Investment Advisory and Other Services—Potential Conflicts of Interest—Allocation of Investment Opportunities” and “—Conflicts of Interest Among Strategies” above. When the Adviser determines that an investment opportunity is appropriate for the Fund and one or more other accounts, the Adviser will generally execute transactions for the Fund on an aggregated basis with the other accounts when the Adviser believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or other transaction costs that might have otherwise been paid had such orders been placed independently. Aggregation, or “bunching,” describes a procedure whereby an investment adviser combines the orders of two or more clients into a single order for the purpose of obtaining better prices and lower execution costs.

Brokerage, Agency and Research Services

It is anticipated that securities of Artwork Issuers will be purchased in offerings conducted pursuant to Regulation A or in offerings that are otherwise exempt from the registration provisions of the 1933 Act. In these transactions, which are often underwritten or syndicated on a “best efforts” basis, the price paid by the Fund may, directly or indirectly, include a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges, alternative trading platforms, or ATSs, or other private secondary markets may involve the payment by the Fund of transaction fees, account fees and/or brokerage commissions, which vary among different platforms and brokers. The Masterworks secondary market platform does not currently impose any such fees or costs on buyers or sellers, but may do so in the future. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The Adviser intends to place orders for the purchase and sale of portfolio securities and futures contracts and buys and sells such securities for the Fund through multiple brokers and dealers. In the case of ATSs, the Adviser may submit orders directly through the broker dealer managing the ATS. The Adviser will place trades for execution only with approved brokers or dealers. In effecting such purchases and sales, the Adviser seeks the most favorable price and execution of the Fund’s orders. In doing so, the Fund may pay higher commissions than the lowest available when the Adviser believes it is reasonable to do so. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together,

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“research and brokerage services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser may receive research and brokerage services from broker-dealers with which the Adviser places the Fund’s portfolio transactions. In addition, the Adviser may receive art market research from art market research firms, platforms that sponsor Artwork Issuers and or other industry participants. These research and brokerage services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and artist reviews, evaluations of artwork, artists, segments of the art market, securities, recommendations as to the purchase and sale of artwork, securities and services related to the execution of artwork and/or securities transactions. The advisory fees paid by the Fund are not reduced because the Adviser receives such research and brokerage services even though the receipt of such research and brokerage services relieves the Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser in managing such other clients. To the extent the Adviser uses such research and brokerage services, it will use them for the benefit of all clients, to the extent reasonably practicable. Currently, the Adviser does not direct portfolio transactions for the Fund to a particular broker-dealer because the broker dealer provides soft dollar benefits to the Adviser.

In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, the Adviser may cause the Fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser makes a good faith determination that the commissions are reasonable in relation to the value of brokerage and research services provided, viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to all discretionary accounts. A broker-dealer paid by the Fund may, in turn, pay a third-party from which the Adviser received art market research.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the Commission, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings. The Fund is newly organized and did not acquire or hold any securities of its regular broker-dealers in a prior fiscal year.

Brokerage Commissions. Because the Fund is newly organized, it did not pay any brokerage commissions in a prior fiscal year.

TAX STATUS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of the preparation of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund and does not address all aspects of taxation that may apply to shareholders or to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

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Taxation of the Fund

The Fund has elected to be treated and intends to qualify and be treated each year as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. In addition, if the Fund were to own 20% or more of the voting interests of a corporation, the Fund would be required to “look through” such corporation to its holdings and combine the appropriate percentage of such corporation’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described in (b)(ii) above. Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% gross income test, described in (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.

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If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund generally will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be a “C corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s Shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends paid deduction), any net tax-exempt income and any net capital gains. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their Shares of such undistributed amount, and (ii) will be entitled to credit their proportionate Shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional Shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are received, except that a dividend declared and payable to shareholders of record in October, November or December and paid to shareholders the following January generally

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is deemed to have been paid by the Fund on the preceding December 31. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Net capital gain attributable to collectibles, including artwork, are subject to a higher rate than net capital gain attributable to securities. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income, and shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize with respect to their other investments.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the Shares, up to the amount of the shareholder’s tax basis in the applicable Shares, with any amounts exceeding such basis treated as gain from the sale of such Shares.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over

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net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is unclear whether or to what extent distributions from the Fund will constitute qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). It is unclear whether or to what extent distributions from the Fund will qualify for the dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, repurchase or exchange of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and distributions on Shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized undistributed income or gains, that were therefore included in the price the shareholder paid. The Fund may be required to distribute realized income or gains regardless of whether the Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s Shares below the shareholder’s cost basis in those Shares.

Sale, Exchange or Repurchase of Shares

The repurchase, sale or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the shareholder has held the Shares for more than 12 months. Otherwise the gain or loss will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed under the Code’s “wash sale” rule if other substantially identical Shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

Shareholders who tender all of the Shares they hold or are deemed to hold in response to a Periodic Repurchase Offer (as defined in the Prospectus) generally will be treated as having sold their Shares and generally will recognize a capital gain or loss, as described in the preceding paragraph. However, if a shareholder tenders fewer than all of the Shares it holds or is deemed to hold, such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under

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the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund shares, and thereafter as capital gain. Where a shareholder whose Shares are repurchased is treated as receiving a dividend, there is a risk that other shareholders of the Fund whose percentage interests in the Fund increase as a result of such repurchase will be treated as having received a taxable distribution from the Fund.

The Fund’s use of cash to repurchase Shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Taxation of the Subsidiaries

Each existing wholly-owned Subsidiary is, and it is currently expected that any such future Subsidiary will be, treated as a corporation for U.S. federal income tax purposes. A Subsidiary that is organized outside the U.S. will be treated as a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes. The Fund will take steps to ensure that income recognized by the Fund in respect of such a Subsidiary will be qualifying income. A Subsidiary that is organized in the U.S. will be subject to tax in the U.S. at corporate rates.

Artwork Issuers

The tax treatment of the Fund’s investments in Artwork Issuers depends on the structure through which the Artwork Issuer invests in Artwork, and may affect the amount, timing or character of income recognized by the Fund with respect to such investments. To the extent an Artwork Issuer holds Artwork through a foreign subsidiary, such foreign subsidiary may be treated as a PFIC (as defined below) or a CFC with respect to the Fund for U.S. federal income tax purposes.

Controlled Foreign Corporations

The Subsidiaries organized outside the U.S. will be and a portion of the other foreign issuers in which the Fund invests (including indirectly through Artwork Issuers) may be CFCs for U.S. federal income tax purposes. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” of such foreign corporation for purposes of the CFC provisions of the Code. If the Fund is a “U.S. Shareholder” of a CFC, the Fund will generally be required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of the CFC’s “subpart F income” (defined below) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities or certain other property, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities (likely including, for this purpose, bitcoin and potentially other cryptocurrencies), and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income and is included in net investment income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent tax years. The Fund’s recognition of any subpart F income from an investment in a CFC will increase the Fund’s tax basis in such CFC. Distributions by the CFC to the Fund will be tax-free, to the extent of the CFC’s previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in the CFC, and any distributions in excess of the Fund’s tax basis in such CFC will be treated as realized gain. To the extent the Fund recognizes subpart F income in excess of actual cash distributions from a CFC, the Fund may be required to borrow money or sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

Generally, a foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by U.S. Shareholders.

A foreign corporation such as a Subsidiary organized outside the U.S. generally will not be subject to U.S. taxation unless it is treated

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as engaged in a U.S. trade or business. The rules regarding whether such a Subsidiary will be treated as engaged in a U.S. trade or business as a result of its investments in Artwork are not certain. If such a Subsidiary were so treated, the Subsidiary would be subject to U.S. federal income tax on a net basis at the corporate rate and would be subject to an additional branch profits tax, thus reducing the yield of the Fund’s investment in the Subsidiary.

In general, in order to qualify as a RIC, the Fund must, among other things, derive at least 90% of its gross income from certain specified sources (“qualifying income”). Under regulations, subpart F inclusions from investments in CFCs will constitute “qualifying income” for the purposes of the 90% gross income requirement to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies.

Passive Foreign Investment Companies

A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Foreign subsidiaries held by Artwork Issuers may be treated as PFICs with respect to the Fund.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” The Fund is not entitled to make these elections with respect to PFICs held indirectly, for example through Artwork Issuers. If the direct holder of a PFIC is not eligible to or does not make either election, the Fund may incur the tax and interest charges described above.

It is not always possible to identify a foreign corporation as a PFIC, and the Fund may therefore incur the tax and interest charges described above in some instances.

Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. The straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by the Fund, including regulated futures contracts and certain foreign currency positions, will generally be governed by section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by the Fund at the end of each taxable year (and, for purposes of the 4%

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excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., mark-to-market, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

The Fund’s use of commodity-linked derivatives can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest, including ETNs and certain structured notes, is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation

Income and proceeds received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of the Fund’s assets at the close of the taxable year consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. For this purpose, “securities of foreign corporations” generally includes securities of foreign governments. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may

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result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. For example, shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. In addition, shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Investments in Other Investment Companies

If the Fund receives dividends from another investment company, including an ETF, that qualifies as a RIC, and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from such an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Original Issue Discount, Pay-In-Kind Securities and Market Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of inflation-indexed bonds will also be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance, that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.” Subject to the discussion below regarding Section 451 of the Code (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The IRS and the Department of the Treasury have issued final regulations providing that this rule does not apply to the accrual of market discount.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be

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made from the cash assets of the Fund or if necessary, by liquidation of portfolio securities (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether, when or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest. Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

Foreign Shareholders

In general, the Fund’s dividends are not subject to a U.S. withholding tax when paid to a shareholder that is not a “U.S. Person” within the meaning of the Code (such a shareholder, a “foreign shareholder”) to the extent properly reported by the Fund as (1) interest-related dividends or short-term capital gains dividends, each as defined below and subject to certain conditions described below, (2) Capital Gain Dividends or (3) distributions treated as a return of capital with respect to such foreign shareholder.

The exception to withholding for “interest-related dividends” generally applies with respect to distributions (other than distributions to a foreign shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”). The exception to withholding for “short-term capital gain dividends” generally applies with respect to distributions (other than (a) distributions to an individual foreign

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shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution or (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. These exemptions from withholding will not be available to foreign shareholders of the Fund if it does not currently report its dividends as interest-related or short-term capital gain dividends. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends and short-term capital gain dividends (e.g., distributions attributable to dividends and foreign-source interest income) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares of the Fund or on Capital Gain Dividends, interest-related dividends and short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of Shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a RIC is a QIE.

If an interest in the Fund were a USRPI, a greater-than-5% foreign shareholder or any foreign shareholder if Shares of the Fund are not considered regularly traded on an established securities market generally would be required to file a U.S. tax return in connection with the sale of its Fund Shares, and pay related taxes due on any gain realized on the sale.

Moreover, if the Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year. Such withholding generally is not required if the Fund is a domestically controlled QIE.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund Shares.

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Foreign shareholders should consult their tax advisers and, if holding Shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund. Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or Form W-8BEN-E, or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund Shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund Shares through foreign entities should consult their tax advisers about their particular situation. A beneficial holder of Fund Shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Expenses Subject to Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 shareholders at all times during a taxable year and its Shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and are, other than in the case of a shareholder that is a RIC that is not “publicly offered,” not deductible by those shareholders under current law.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and proceeds from a repurchase paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income or (iii) who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Basis Information

The Fund (or its administrative agent) must report to the IRS and furnish to the Fund shareholders the cost basis information and holding period for Fund Shares. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a repurchase of Shares after the settlement date of the repurchase. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted

36

from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA 30% of the distributions, other than distributions properly reported as Capital Gain Dividends, the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. The Fund’s structure as an interval fund, pursuant to which the Fund conducts quarterly repurchase offers which may be oversubscribed, could cause a shareholder to be unable to tender its Shares when or in the amount that it desires, which inability may make it difficult for a shareholder that is a tax-qualified plan to meet minimum distribution requirements. Shareholders should consult their tax advisers to determine the suitability of Shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

DESCRIPTION OF THE TRUST

The Trustees are responsible for the management and supervision of the Trust. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of beneficial interest of the Fund or other series of the Trust with or without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Fund is the only series of the Trust. To the extent permissible by law, additional series may be added in the future.

The Shares of the Fund represent an equal proportionate interest in the net assets attributable to such shares of the Fund. Shareholders have certain exclusive voting rights on matters relating to their respective distribution plan, if any. Different classes of the Fund, if any, may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of Shares.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding Shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of a majority of the outstanding Shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of

37

shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional Shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, Shares are fully paid and non-assessable.

The Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust further provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning Shares of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of Trustees and officers of the Trust; however, such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OTHER INFORMATION

Miscellaneous

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

In the interest of economy and convenience, the Fund does not issue certificates representing the Fund’s Shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and repurchase orders from the Transfer Agent. Fund Shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

FINANCIAL STATEMENTS

[To be provided by amendment]

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APPENDIX A

SECURITIES RATINGS

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources, which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s and S&P Global Ratings.

Moody’s Ratings*

Aaa— Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium-grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Global Ratings*

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial

A-1

commitments on the obligation.

BB; B; CCC; CC; and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR—This indicates that a rating has not been assigned or is no longer assigned.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

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APPENDIX B

STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Governing Standards

The Registered Funds have delegated to the Adviser the responsibility for voting Registered Fund securities. Private Funds or Managed Account Clients may delegate such responsibility to the Adviser.1 As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. The Adviser has adopted this policy as required under Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The policy, which has been designed to ensure that the Adviser votes proxies in the best interest of its Clients and provides Clients with information about how their proxies are voted, contains procedures to mitigate material conflicts of interests between Clients and the Adviser and its affiliated persons when voting proxies.

For the avoidance of doubt, the policy applies to shareholder votes and consents that the Adviser has authority to exercise on behalf of a Client, including votes and consents for private entities that do not involve proxies. All references to votes by proxy in this policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies.

Procedures

The policy applies to those Client accounts that contain voting securities and for which the Adviser has been delegated the authority to vote client proxies. When voting proxies for Client accounts, the Adviser’s primary objective is to make voting decisions solely in the best interest of all Clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or the “Proxy Voting Service”), to assist it in researching, recordkeeping and voting of proxies.

With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to the Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to an applicable set of guidelines, the ISS’ Proxy Voting Summary Guidelines (“ISS Guidelines”). The ISS Guidelines are intended to provide a general overview by highlighting the key policies that ISS applies to companies listed in the applicable geographic region. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors. The ISS Guidelines have been approved by the Adviser and, although the Adviser intends to vote consistently with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, the Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, as in the case of votes involving private issuers, the Adviser may determine to vote on the proposals directly and will do so in a manner consistent with the principles set forth in this policy.

In certain circumstances, the Proxy Voting Service may use an electronic vote management system to automatically submit the votes to be counted or to populate votes shown on the Proxy Voting Service’s electronic voting platform with its recommendations based on the Adviser’s voting instructions to the Proxy Voting Service. The Proxy Voting Service will provide the Adviser access to any additional soliciting materials filed by an issuer after the Proxy Voting Service has published its recommendations and pre-populated the votes in the electronic vote management system so that the Adviser may consider such information prior to voting a proxy.

[1]	The specific obligations that the Adviser bears depend upon the scope of voting authority assumed by the Adviser.

The Adviser may determine not to vote a proxy or review additional soliciting materials if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual Client account or in the aggregate with all Client accounts; (2) the cost of voting the proxy or reviewing additional soliciting materials outweighs the possible benefit to the applicable Client account, including situations where a jurisdiction imposes share blocking restrictions that may affect the ability of the portfolio managers to effect trades in the related security; or (3) the Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy or review additional soliciting materials.

In addition, neither the Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that the Adviser is aware of a material vote on behalf of a Client with respect to securities on loan by the custodian, the Adviser will call back the loan to vote the proxy if the Adviser determines that the benefits to the Client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan, and if time permits.

The Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than Adviser personnel or the Proxy Voting Service.

Conflicts of Interest

For voting of securities, the Adviser believes that application of the ISS Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest, as the ISS Guidelines are predetermined. As a general practice, the Adviser will vote in accordance with the voting recommendation provided by ISS. In the event that the Adviser wishes to vote against the independent voting recommendation, the Adviser requires CCO approval prior to a vote being cast.

Upon the identification or notice received by the CCO that there is a potential conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the potential conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the ISS Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material potential conflict of interest, the CCO has final decision-making authority regarding the Adviser’s course of action for the proxy. The CCO will seek to cause the proxy to be voted in a manner consistent with the Client’s best interests.

Review

The Adviser will supervise and periodically review its proxy voting activities and the implementation of this policy, including with respect to the Proxy Voting Service’s capabilities.

Registered Fund Disclosure Requirements

The Registered Funds will disclose in their SAIs and for closed-end funds, in item 7 of the Form N-CSR, a description of their policies and procedures used to determine how to vote proxies relating to portfolio securities, including the procedures used when a vote presents a conflict between the interests of Registered Fund shareholders, on the one hand, and those of the Registered Fund’s investment adviser; principal underwriter; or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other.

The Registered Funds are also required to include in their SAIs any policies and procedures of the Adviser or any other third party that the Registered Funds use, or that are used on the Registered Funds’ behalf, to determine how to vote proxies relating to portfolio securities.

Rule 30b1-4 under the 1940 Act requires mutual funds to file with the SEC an annual record of proxies voted by a fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each Registered Fund’s proxy voting record for the most recent twelve-month period ending June 30.

The Registered Funds must also state in their disclosure documents (in their SAIs and shareholder reports) that information regarding how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Registered Fund’s website at a specified Internet address; or both; and (2) on the SEC’s website at http://www.sec.gov.

If a Registered Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, and the Registered Fund (or financial intermediary through which shares of the Registered Fund may be purchased or sold) receives a request for this information, the Registered Fund (or financial intermediary) must send the information disclosed in the Registered Fund’s most recently filed report on Form N-PX within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

If a Registered Fund discloses that its proxy voting record is available on or through its website, the Registered Fund must make available free of charge the information disclosed in the Registered Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Fund’s most recently filed report on Form N-PX must remain available on or through the Registered Fund’s website for as long as the Registered Fund remains subject to the requirements of Rule 30b1-4 and discloses that the Registered Fund’s proxy voting record is available on or through its website.

It is the responsibility of Legal and Compliance to ensure that the Registered Funds satisfy the disclosure requirements.

PART C: OTHER INFORMATION

Item 25.     Financial Statements and Exhibits

(1)        Financial Statements:

Included in Part A:

Not applicable.

Included in Part B:

Report of Independent Registered Public Accounting Firm to be filed by amendment.

Statement of Assets and Liabilities to be filed by amendment.

Notes to Financial Statements to be filed by amendment.

(2)        Exhibits:

(a)	(1)	Certificate of Trust of Stone Ridge Trust VIII (the “Registrant”), dated as of December 22, 2020, incorporated by reference to Exhibit (a)(1) filed with the Registrant’s Registration Statement on Form N-2, as filed with the Securities and Exchange Commission (“SEC”) via EDGAR on September 1, 2022.

	(2)	Amended and Restated Agreement and Declaration of Trust, filed herewith.

(b)		By-Laws of the Registrant, incorporated by reference to Exhibit (b) filed with the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on September 1, 2022.

(c)		Not applicable.

(d)	(1)	See portions of Amended and Restated Agreement and Declaration of Trust relating to shareholders’ rights.

	(2)	See portions of By-Laws relating to shareholders’ rights.

(e)		Not applicable.

(f)		Not applicable.

(g)		Investment Management Agreement between Stone Ridge Asset Management LLC (“Stone Ridge”) and the Registrant, on behalf of Stone Ridge Art Risk Premium Fund (the “Fund”), to be filed by amendment.

(h)	(1)	Distribution Agreement between the Registrant and ALPS Distributors, Inc. (the “Distributor”), to be filed by amendment.

	(2)	Distribution and Servicing Plan, to be filed by amendment.

(i)		Not applicable.

(j)		Custody Agreement between the Registrant, on behalf of the Fund, and U.S. Bank National Association, to be filed by amendment.

(k)	(1)	Fund Administration Servicing Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC (“USBFS”), to be filed by amendment.

	(2)	Transfer Agency Agreement between the Registrant, on behalf of the Fund, and USBFS, to be filed by amendment.

	(3)	Fund Accounting Agreement between the Registrant, on behalf of the Fund, and USBFS, to be filed by amendment.

	(4)	Expense Limitation Agreement between the Registrant, on behalf of the Fund, and Stone Ridge, to be filed by amendment.

	(5)	Services Agreement between the Registrant, on behalf of the Fund, and Stone Ridge, to be filed by amendment.

	(6)	Administrative Services Agreement between the Registrant, on behalf of the Fund, and Masterworks Administrative Services, LLC, to be filed by amendment.

(l)		Opinion and consent of counsel for the Fund, to be filed by amendment.

(m)		Not applicable.

(n)		Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(o)		Not applicable.

(p)		Subscription Agreement for Seed Capital, to be filed by amendment.

(q)		Not applicable.

(r)		Code of Ethics of Stone Ridge and the Registrant, to be filed by amendment.

(s)		Power of Attorney, to be filed by amendment.

Item 26.	Marketing Arrangements

See Distribution Agreement, to be filed by amendment.

Item 27.	Other Expenses of Issuance or Distribution

Securities and Exchange Commission fees	$[ ]
Printing and engraving expenses	$[ ]
Legal fees	$[ ]
Accounting expenses	$[ ]
Total	$[ ]

Item 28.	Persons Controlled by or under Common Control with Registrant

None

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of [ ] of each class of securities of the Registrant:

Title of Class	Number of Record Holders

[ ]	[ ]

Item 30.	Indemnification

The Registrant’s Amended and Restated Agreement and Declaration of Trust, filed herewith and incorporated hereto by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

The Registrant’s Distribution Agreement provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Further, the Registrant’s Investment Management Agreement with Stone Ridge, to be filed by amendment, is expected to contain provisions limiting the liability, and providing for indemnification, of Stone Ridge and its personnel under certain circumstances. The Investment Management Agreement between Stone Ridge and the Subsidiary, to be filed by amendment, is also expected to contain provisions limiting the liability, and providing for indemnification, of Stone Ridge and its personnel under certain circumstances.

The Registrant’s Trustees and officers are expected to be insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Stone Ridge is a Delaware limited liability company that offers investment management services and is a registered investment adviser. Stone Ridge’s offices are located at 510 Madison Avenue, 21st Floor, New York, NY 10022. Information as to the officers and directors of Stone Ridge is included in its current Form ADV (File No. 801-77228) filed with the SEC, and the text of Schedule A of Stone Ridge’s current Form ADV is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940, as amended, are maintained at the offices, as applicable, of:

1. Stone Ridge Trust VIII

    510 Madison Avenue, 21st Floor

    New York, New York 10022

2. Stone Ridge Asset Management LLC

    510 Madison Avenue, 21st Floor

    New York, New York 10022

3. U.S. Bank NA

    1555 N. River Center Drive, Suite 302

    Milwaukee, Wisconsin 53212

5. U.S. Bancorp Fund Services, LLC

    615 East Michigan Street

    Milwaukee, Wisconsin 53202

6. Masterworks Administrative Services, LLC

    225 Liberty Street, 29th Floor

    New York, New York 10281

7. Simpson Thacher & Bartlett LLP

    900 G Street, NW

    Washington, DC 20001

8. ALPS Distributors Inc.

    1290 Broadway, Suite 1000

    Denver, Colorado 80203

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes:

a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

b. that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d. that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A) each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Not applicable.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 25th day of October, 2022.

STONE RIDGE TRUST VIII

By:	/s/Anthony Zuco
Anthony Zuco, Treasurer and Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/Ross Stevens	Trustee, President (Principal Executive Officer)	October 25, 2022
Ross Stevens

/s/Anthony Zuco	Treasurer (Principal Financial Officer)	October 25, 2022
Anthony Zuco

/s/Lauren Macioce	Trustee (Secretary)	October 25, 2022
Lauren Macioce

INDEX TO EXHIBITS

(a) (2) Amended and Restated Declaration of Trust.